Supplemental Information
Second Quarter 2014

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Income statement
Net interest income	$20,098	$21,213	$10,013	$10,085	$10,786	$10,266	$10,549
Noninterest income	24,215	24,711	11,734	12,481	10,702	11,264	12,178
Total revenue, net of interest expense	44,313	45,924	21,747	22,566	21,488	21,530	22,727
Provision for credit losses	1,420	2,924	411	1,009	336	296	1,211
Noninterest expense	40,779	35,518	18,541	22,238	17,307	16,389	16,018
Income tax expense (benefit)	99	1,987	504	(405)	406	2,348	1,486
Net income (loss)	2,015	5,495	2,291	(276)	3,439	2,497	4,012
Preferred stock dividends	494	814	256	238	256	279	441
Net income (loss) applicable to common shareholders	1,521	4,681	2,035	(514)	3,183	2,218	3,571
Diluted earnings (loss) per common share (1)	0.14	0.42	0.19	(0.05)	0.29	0.20	0.32
Average diluted common shares issued and outstanding (1)	10,599,641	11,549,693	11,265,123	10,560,518	11,404,438	11,482,226	11,524,510
Dividends paid per common share	$0.02	$0.02	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.19%	0.50%	0.42%	n/m	0.64%	0.47%	0.74%
Return on average common shareholders' equity	1.38	4.32	3.68	n/m	5.74	4.06	6.55
Return on average tangible common shareholders' equity (2)	2.05	6.53	5.47	n/m	8.61	6.15	9.88
Return on average tangible shareholders' equity (2)	2.49	6.84	5.64	n/m	8.53	6.32	9.98

At period end
Book value per share of common stock	$21.16	$20.18	$21.16	$20.75	$20.71	$20.50	$20.18
Tangible book value per share of common stock (2)	14.24	13.32	14.24	13.81	13.79	13.62	13.32
Market price per share of common stock:
Closing price	$15.37	$12.86	$15.37	$17.20	$15.57	$13.80	$12.86
High closing price for the period	17.92	13.83	17.34	17.92	15.88	14.95	13.83
Low closing price for the period	14.51	11.03	14.51	16.10	13.69	12.83	11.44
Market capitalization	161,628	138,156	161,628	181,117	164,914	147,429	138,156

Number of banking centers - U.S.	5,023	5,328	5,023	5,095	5,151	5,243	5,328
Number of branded ATMs - U.S.	15,976	16,354	15,976	16,214	16,259	16,201	16,354
Full-time equivalent employees	233,201	257,158	233,201	238,560	242,117	247,943	257,158

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the first quarter of 2014 because of the net loss.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

Fully taxable-equivalent (FTE) basis data (1)

	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income	$20,512	$21,646	$10,226	$10,286	$10,999	$10,479	$10,771
Total revenue, net of interest expense	44,727	46,357	21,960	22,767	21,701	21,743	22,949
Net interest yield (2)	2.26%	2.36%	2.22%	2.29%	2.44%	2.33%	2.35%
Efficiency ratio	91.17	76.62	84.43	97.68	79.75	75.38	69.80

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(2)
Beginning in the first quarter of 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. Prior period yields have been reclassified to conform to current period presentation.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Interest income
Loans and leases	$17,395	$18,238	$8,635	$8,760	$9,086	$9,146	$9,060
Debt securities	4,121	5,097	2,124	1,997	2,447	2,205	2,548
Federal funds sold and securities borrowed or purchased under agreements to resell	562	634	297	265	304	291	319
Trading account assets	2,352	2,518	1,175	1,177	1,139	1,049	1,181
Other interest income	1,446	1,439	710	736	736	691	717
Total interest income	25,876	27,926	12,941	12,935	13,712	13,382	13,825

Interest expense
Deposits	573	748	282	291	314	334	366
Short-term borrowings	1,372	1,558	763	609	682	683	809
Trading account liabilities	833	899	398	435	364	375	427
Long-term debt	3,000	3,508	1,485	1,515	1,566	1,724	1,674
Total interest expense	5,778	6,713	2,928	2,850	2,926	3,116	3,276
Net interest income	20,098	21,213	10,013	10,085	10,786	10,266	10,549

Noninterest income
Card income	2,834	2,879	1,441	1,393	1,503	1,444	1,469
Service charges	3,692	3,636	1,866	1,826	1,870	1,884	1,837
Investment and brokerage services	6,560	6,170	3,291	3,269	3,117	2,995	3,143
Investment banking income	3,173	3,091	1,631	1,542	1,738	1,297	1,556
Equity investment income	1,141	1,243	357	784	474	1,184	680
Trading account profits	4,299	4,927	1,832	2,467	863	1,266	1,938
Mortgage banking income	939	2,441	527	412	848	585	1,178
Gains on sales of debt securities	759	525	382	377	390	356	457
Other income (loss)	818	(201)	407	411	(101)	253	(80)
Total noninterest income	24,215	24,711	11,734	12,481	10,702	11,264	12,178
Total revenue, net of interest expense	44,313	45,924	21,747	22,566	21,488	21,530	22,727

Provision for credit losses	1,420	2,924	411	1,009	336	296	1,211

Noninterest expense
Personnel	18,055	18,422	8,306	9,749	7,987	8,310	8,531
Occupancy	2,194	2,263	1,079	1,115	1,116	1,096	1,109
Equipment	1,080	1,082	534	546	526	538	532
Marketing	892	866	450	442	457	511	437
Professional fees	1,184	1,343	626	558	839	702	694
Amortization of intangibles	474	550	235	239	266	270	274
Data processing	1,594	1,591	761	833	800	779	779
Telecommunications	694	820	324	370	376	397	411
Other general operating	14,612	8,581	6,226	8,386	4,940	3,786	3,251
Total noninterest expense	40,779	35,518	18,541	22,238	17,307	16,389	16,018
Income (loss) before income taxes	2,114	7,482	2,795	(681)	3,845	4,845	5,498
Income tax expense (benefit)	99	1,987	504	(405)	406	2,348	1,486
Net income (loss)	$2,015	$5,495	$2,291	$(276)	$3,439	$2,497	$4,012
Preferred stock dividends	494	814	256	238	256	279	441
Net income (loss) applicable to common shareholders	$1,521	$4,681	$2,035	$(514)	$3,183	$2,218	$3,571

Per common share information
Earnings (loss)	$0.14	$0.43	$0.19	$(0.05)	$0.30	$0.21	$0.33
Diluted earnings (loss) (1)	0.14	0.42	0.19	(0.05)	0.29	0.20	0.32
Dividends paid	0.02	0.02	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,539,769	10,787,357	10,519,359	10,560,518	10,633,030	10,718,918	10,775,867
Average diluted common shares issued and outstanding (1)	10,599,641	11,549,693	11,265,123	10,560,518	11,404,438	11,482,226	11,524,510

(1)
The diluted earnings (loss) per common share excludes the effect of any equity instruments that are antidilutive to earnings per share. There were no potential common shares that were dilutive in the first quarter of 2014 because of the net loss.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net income (loss)	$2,015	$5,495	$2,291	$(276)	$3,439	$2,497	$4,012
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	3,594	(5,139)	2,305	1,289	(2,396)	(631)	(4,233)
Net change in derivatives	215	185	7	208	227	180	13
Employee benefit plan adjustments	56	133	7	49	536	1,380	48
Net change in foreign currency translation adjustments	(119)	(91)	7	(126)	(1)	(43)	(49)
Other comprehensive income (loss)	3,746	(4,912)	2,326	1,420	(1,634)	886	(4,221)
Comprehensive income (loss)	$5,761	$583	$4,617	$1,144	$1,805	$3,383	$(209)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2014	March 31 2014	June 30 2013
Assets
Cash and due from banks	$31,969	$31,099	$38,811
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks	120,930	120,546	60,017
Cash and cash equivalents	152,899	151,645	98,828
Time deposits placed and other short-term investments	8,646	12,793	12,916
Federal funds sold and securities borrowed or purchased under agreements to resell	229,449	215,299	224,168
Trading account assets	196,952	195,949	191,234
Derivative assets	47,892	45,302	56,772
Debt securities:
Carried at fair value	292,861	285,576	281,481
Held-to-maturity, at cost	60,022	55,120	54,922
Total debt securities	352,883	340,696	336,403
Loans and leases	911,899	916,217	921,570
Allowance for loan and lease losses	(15,811)	(16,618)	(21,235)
Loans and leases, net of allowance	896,088	899,599	900,335
Premises and equipment, net	10,145	10,351	10,836
Mortgage servicing rights	4,368	4,765	5,839
Goodwill	69,810	69,842	69,930
Intangible assets	5,099	5,337	6,104
Loans held-for-sale	9,200	12,317	14,549
Customer and other receivables	65,475	64,135	67,526
Other assets	121,651	121,821	127,880
Total assets	$2,170,557	$2,149,851	$2,123,320

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$7,236	$8,052	$6,507
Derivative assets	25	23	173
Loans and leases	102,799	104,556	113,045
Allowance for loan and lease losses	(2,326)	(2,614)	(3,157)
Loans and leases, net of allowance	100,473	101,942	109,888
Loans held-for-sale	601	1,294	1,876
All other assets	3,946	3,970	3,927
Total assets of consolidated variable interest entities	$112,281	$115,281	$122,371

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	June 30 2014	March 31 2014	June 30 2013
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$390,976	$375,190	$352,442
Interest-bearing	662,823	676,328	654,370
Deposits in non-U.S. offices:
Noninterest-bearing	7,224	9,056	6,925
Interest-bearing	73,306	73,076	67,046
Total deposits	1,134,329	1,133,650	1,080,783
Federal funds purchased and securities loaned or sold under agreements to repurchase	217,829	203,108	232,609
Trading account liabilities	88,342	89,076	82,381
Derivative liabilities	38,647	36,911	48,532
Short-term borrowings	45,873	51,409	46,470
Accrued expenses and other liabilities (includes $503, $509 and $474 of reserve for unfunded lending commitments)	151,055	149,024	139,033
Long-term debt	257,071	254,785	262,480
Total liabilities	1,933,146	1,917,963	1,892,288
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,468,790, 3,407,790 and 3,445,843 shares	14,846	13,352	14,241
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,515,824,628, 10,530,045,485 and 10,743,097,956 shares	153,468	153,696	157,192
Retained earnings	73,808	71,877	67,308
Accumulated other comprehensive income (loss)	(4,711)	(7,037)	(7,709)
Total shareholders' equity	237,411	231,888	231,032
Total liabilities and shareholders' equity	$2,170,557	$2,149,851	$2,123,320

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$927	$1,176	$1,421
Long-term debt	16,333	18,338	25,946
All other liabilities	93	179	390
Total liabilities of consolidated variable interest entities	$17,353	$19,693	$27,757

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3 Transition		Basel 1
	June 30 2014	March 31 2014	December 31 2013	September 30 2013	June 30 2013
Risk-based capital metrics (1, 2):
Common equity tier 1 capital	$153,582	$150,922	n/a	n/a	n/a
Tier 1 common capital	n/a	n/a	$141,522	$139,410	$136,546
Tier 1 capital	160,760	152,936	157,742	155,593	153,716
Total capital	197,000	190,124	196,567	194,585	193,779
Risk-weighted assets	1,282,720	1,282,117	1,297,593	1,289,501	1,288,207
Common equity tier 1 capital ratio	12.0%	11.8%	n/a	n/a	n/a
Tier 1 common capital ratio (3)	n/a	n/a	10.9%	10.8%	10.6%
Tier 1 capital ratio	12.5	11.9	12.2	12.1	11.9
Total capital ratio	15.4	14.8	15.1	15.1	15.0
Tier 1 leverage ratio	7.7	7.4	7.7	7.6	7.4

Tangible equity ratio (4)	7.85	7.65	7.86	7.73	7.67
Tangible common equity ratio (4)	7.14	7.00	7.20	7.08	6.98

(1)	Regulatory capital ratios are preliminary.

(2)
On January 1, 2014, the Basel 3 rules became effective, subject to transition provisions primarily related to regulatory deductions and adjustments impacting common equity tier 1 capital and Tier 1 capital. We reported under Basel 1 (which included the Market Risk Final Rules) at December 31, 2013, September 30, 2013 and June 30, 2013.

(3)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(4)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 48-51.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Regulatory Capital Reconciliations (1, 2)
(Dollars in millions)
			December 31 2013
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital			$157,742
Deduction of qualifying preferred stock and trust preferred securities			(16,220)
Basel 1 Tier 1 common capital			141,522
Deduction of defined benefit pension assets			(829)
Deferred tax assets and threshold deductions (deferred tax asset temporary differences, MSRs and significant investments)			(5,459)
Net unrealized losses in accumulated OCI on AFS debt and certain marketable equity securities, and employee benefit plans			(5,664)
Other deductions, net			(1,624)
Basel 3 common equity tier 1 capital (fully phased-in)			$127,946

	June 30 2014	March 31 2014
Regulatory capital – Basel 3 transition to fully phased-in
Common equity tier 1 capital (transition)	$153,582	$150,922
Adjustments and deductions recognized in Tier 1 capital during transition	(10,547)	(11,302)
Other adjustments and deductions phased in during transition	(5,852)	(9,474)
Common equity tier 1 capital (fully phased-in)	$137,183	$130,146

	June 30 2014	March 31 2014	December 31 2013
Risk-weighted assets – As reported to Basel 3 (fully phased-in)
As reported risk-weighted assets	$1,282,720	$1,282,117	$1,297,593
Change in risk-weighted assets from reported to fully phased-in	154,240	165,332	162,731
Basel 3 Standardized approach risk-weighted assets (fully phased-in)	1,436,960	1,447,449	1,460,324
Change in risk-weighted assets for advanced models	(49,464)	(86,234)	(133,027)
Basel 3 Advanced approaches risk-weighted assets (fully phased-in)	$1,387,496	$1,361,215	$1,327,297

Regulatory capital ratios
Basel 1 Tier 1 common	n/a	n/a	10.9%
Basel 3 Standardized approach common equity tier 1 (transition)	12.0%	11.8%	n/a
Basel 3 Standardized approach common equity tier 1 (fully phased-in)	9.5	9.0	8.8
Basel 3 Advanced approaches common equity tier 1 (fully phased-in)	9.9	9.6	9.6

(1)	Regulatory capital ratios are preliminary.

(2)
On January 1, 2014, the Basel 3 rules became effective, subject to transition provisions primarily related to regulatory deductions and adjustments impacting common equity tier 1 capital and Tier 1 capital. We reported under Basel 1 (which included the Market Risk Final Rules) at December 31, 2013. Basel 3 common equity tier 1 capital and risk-weighted assets on a fully phased-in basis are non-GAAP financial measures. For reconciliations to GAAP financial measures, see above. The company's fully phased-in Basel 3 estimates are based on its current understanding of the Standardized and Advanced approaches under the Basel 3 rules, assuming all relevant regulatory model approvals, except for the potential reduction to risk-weighted assets resulting from removal of the Comprehensive Risk Measure surcharge. The Basel 3 rules require approval by banking regulators of certain models used as part of risk-weighted asset calculations. If these models are not approved, the company's capital ratio would likely be adversely impacted, which in some cases could be significant.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)
As reported	$20,512	$21,646	$10,226	$10,286	$10,999	$10,479	$10,771
Impact of trading-related net interest income	(1,758)	(1,923)	(858)	(900)	(1,046)	(883)	(914)
Net interest income excluding trading-related net interest income (1)	$18,754	$19,723	$9,368	$9,386	$9,953	$9,596	$9,857

Average earning assets (2)
As reported	$1,822,177	$1,845,651	$1,840,850	$1,803,298	$1,798,697	$1,789,045	$1,833,541
Impact of trading-related earning assets	(453,105)	(492,443)	(463,395)	(442,700)	(445,693)	(446,181)	(487,288)
Average earning assets excluding trading-related earning assets (1)	$1,369,072	$1,353,208	$1,377,455	$1,360,598	$1,353,004	$1,342,864	$1,346,253

Net interest yield contribution (FTE basis) (2, 3)
As reported	2.26%	2.36%	2.22%	2.29%	2.44%	2.33%	2.35%
Impact of trading-related activities	0.49	0.57	0.50	0.48	0.49	0.51	0.58
Net interest yield on earning assets excluding trading-related activities (1)	2.75%	2.93%	2.72%	2.77%	2.93%	2.84%	2.93%

(1)	Represents a non-GAAP financial measure.

(2)
Beginning in the first quarter of 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2014			First Quarter 2014			Second Quarter 2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks (1)	$123,582	$85	0.28%	$112,570	$72	0.26%	$64,205	$40	0.25%
Time deposits placed and other short-term investments	10,509	39	1.51	13,880	49	1.43	15,088	46	1.21
Federal funds sold and securities borrowed or purchased under agreements to resell	235,393	297	0.51	212,504	265	0.51	233,394	319	0.55
Trading account assets	147,798	1,214	3.29	147,583	1,213	3.32	181,620	1,224	2.70
Debt securities (2)	345,889	2,134	2.46	329,711	2,005	2.41	343,260	2,557	2.98
Loans and leases (3):
Residential mortgage	243,405	2,195	3.61	247,556	2,240	3.62	257,275	2,246	3.49
Home equity	90,729	842	3.72	92,759	851	3.71	101,708	951	3.74
U.S. credit card	88,058	2,042	9.30	89,545	2,092	9.48	89,722	2,192	9.80
Non-U.S. credit card	11,759	308	10.51	11,554	308	10.79	10,613	315	11.93
Direct/Indirect consumer	82,102	524	2.56	81,728	530	2.63	82,485	598	2.90
Other consumer	2,012	17	3.60	1,962	18	3.66	1,756	17	4.17
Total consumer	518,065	5,928	4.58	525,104	6,039	4.64	543,559	6,319	4.66
U.S. commercial	230,487	1,672	2.91	228,058	1,651	2.93	217,464	1,741	3.21
Commercial real estate	48,315	357	2.97	48,753	368	3.06	40,612	340	3.36
Commercial lease financing	24,409	193	3.16	24,727	234	3.78	23,579	205	3.48
Non-U.S. commercial	91,304	570	2.50	92,840	543	2.37	89,020	543	2.45
Total commercial	394,515	2,792	2.84	394,378	2,796	2.87	370,675	2,829	3.06
Total loans and leases	912,580	8,720	3.83	919,482	8,835	3.88	914,234	9,148	4.01
Other earning assets	65,099	665	4.09	67,568	697	4.18	81,740	713	3.50
Total earning assets (4)	1,840,850	13,154	2.86	1,803,298	13,136	2.93	1,833,541	14,047	3.07
Cash and due from banks (1)	27,377			28,258			40,281
Other assets, less allowance for loan and lease losses	301,328			307,710			310,788
Total assets	$2,169,555			$2,139,266			$2,184,610

(1)
Beginning in the first quarter of 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due from banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(2)
Beginning in the first quarter of 2014, yields on debt securities carried at fair value are calculated on the cost basis. Prior to the first quarter of 2014, yields on debt securities carried at fair value were calculated based on fair value rather than the cost basis. The use of fair value did not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Second Quarter 2014	First Quarter 2014	Second Quarter 2013
Federal funds sold and securities borrowed or purchased under agreements to resell	$14	$13	$13
Debt securities	(13)	(2)	(48)
U.S. commercial	(14)	(16)	(27)
Non-U.S. commercial	—	—	(1)
Net hedge expenses on assets	$(13)	$(5)	$(63)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Second Quarter 2014			First Quarter 2014			Second Quarter 2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$47,450	$—	—%	$45,196	$1	0.01%	$44,897	$6	0.05%
NOW and money market deposit accounts	519,399	79	0.06	523,237	83	0.06	500,628	107	0.09
Consumer CDs and IRAs	68,706	70	0.41	71,141	84	0.48	81,887	127	0.63
Negotiable CDs, public funds and other deposits	33,412	29	0.35	29,826	27	0.37	25,835	30	0.45
Total U.S. interest-bearing deposits	668,967	178	0.11	669,400	195	0.12	653,247	270	0.17
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	10,538	19	0.72	11,071	21	0.75	10,840	20	0.72
Governments and official institutions	1,754	—	0.14	1,857	1	0.14	1,528	—	0.19
Time, savings and other	64,091	85	0.53	60,506	74	0.50	55,049	76	0.55
Total non-U.S. interest-bearing deposits	76,383	104	0.55	73,434	96	0.53	67,417	96	0.57
Total interest-bearing deposits	745,350	282	0.15	742,834	291	0.16	720,664	366	0.20
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	271,247	763	1.13	252,971	609	0.98	318,028	809	1.02
Trading account liabilities	95,153	398	1.68	90,448	435	1.95	94,349	427	1.82
Long-term debt	259,825	1,485	2.29	253,678	1,515	2.41	270,198	1,674	2.48
Total interest-bearing liabilities (1)	1,371,575	2,928	0.86	1,339,931	2,850	0.86	1,403,239	3,276	0.94
Noninterest-bearing sources:
Noninterest-bearing deposits	383,213			375,344			359,292
Other liabilities	178,970			187,438			187,016
Shareholders’ equity	235,797			236,553			235,063
Total liabilities and shareholders’ equity	$2,169,555			$2,139,266			$2,184,610
Net interest spread			2.00%			2.07%			2.13%
Impact of noninterest-bearing sources			0.22			0.22			0.22
Net interest income/yield on earning assets		$10,226	2.22%		$10,286	2.29%		$10,771	2.35%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Second Quarter 2014	First Quarter 2014	Second Quarter 2013
NOW and money market deposit accounts	$(1)	$—	$(1)
Consumer CDs and IRAs	12	20	21
Negotiable CDs, public funds and other deposits	4	3	4
Banks located in non-U.S. countries	6	3	3
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	263	257	259
Long-term debt	(905)	(875)	(946)
Net hedge income on liabilities	$(621)	$(592)	$(660)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Six Months Ended June 30
	2014			2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve and non-U.S. central banks (1)	$118,106	$157	0.27%	$60,676	$73	0.24%
Time deposits placed and other short-term investments	12,185	88	1.46	15,606	92	1.19
Federal funds sold and securities borrowed or purchased under agreements to resell	224,012	562	0.51	235,417	634	0.54
Trading account assets	147,691	2,427	3.31	187,957	2,604	2.79
Debt securities (2)	337,845	4,139	2.43	349,794	5,113	2.92
Loans and leases (3):
Residential mortgage	245,469	4,435	3.61	257,949	4,586	3.56
Home equity	91,738	1,693	3.71	103,812	1,948	3.77
U.S. credit card	88,797	4,134	9.39	90,712	4,441	9.87
Non-U.S. credit card	11,657	616	10.65	10,819	644	12.01
Direct/Indirect consumer	81,916	1,054	2.59	82,425	1,218	2.98
Other consumer	1,988	35	3.63	1,710	36	4.26
Total consumer	521,565	11,967	4.61	547,427	12,873	4.73
U.S. commercial	229,279	3,323	2.92	214,103	3,407	3.21
Commercial real estate	48,533	725	3.01	39,899	666	3.37
Commercial lease financing	24,567	427	3.47	23,556	441	3.75
Non-U.S. commercial	92,068	1,113	2.44	85,284	1,010	2.39
Total commercial	394,447	5,588	2.85	362,842	5,524	3.07
Total loans and leases	916,012	17,555	3.85	910,269	18,397	4.07
Other earning assets	66,326	1,362	4.14	85,932	1,446	3.39
Total earning assets (4)	1,822,177	26,290	2.90	1,845,651	28,359	3.09
Cash and due from banks (1)	27,815			38,022
Other assets, less allowance for loan and lease losses	304,502			314,770
Total assets	$2,154,494			$2,198,443

(1)
Beginning in the first quarter of 2014, interest-bearing deposits placed with the Federal Reserve and certain non-U.S. central banks are included in earning assets. In prior periods, these balances were included with cash and due form banks in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation. Prior periods have been reclassified to conform to current period presentation.

(2)
Beginning in the first quarter of 2014, yields on debt securities carried at fair value are calculated on the cost basis. Prior to the first quarter of 2014, yields on debt securities carried at fair value were calculated based on fair value rather than the cost basis. The use of fair value did not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2014	2013
Federal funds sold and securities borrowed or purchased under agreements to resell	$27	$24
Debt securities	(15)	(170)
U.S. commercial	(30)	(56)
Non-U.S. commercial	—	(2)
Net hedge expenses on assets	$(18)	$(204)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Six Months Ended June 30
	2014			2013
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$46,329	$1	0.01%	$43,921	$12	0.05%
NOW and money market deposit accounts	521,307	162	0.06	500,901	224	0.09
Consumer CDs and IRAs	69,917	154	0.44	83,489	262	0.63
Negotiable CDs, public funds and other deposits	31,629	56	0.36	24,996	59	0.47
Total U.S. interest-bearing deposits	669,182	373	0.11	653,307	557	0.17
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	10,803	40	0.74	11,498	41	0.72
Governments and official institutions	1,805	1	0.14	1,537	1	0.18
Time, savings and other	62,309	159	0.51	54,499	149	0.55
Total non-U.S. interest-bearing deposits	74,917	200	0.54	67,534	191	0.57
Total interest-bearing deposits	744,099	573	0.16	720,841	748	0.21
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	262,161	1,372	1.06	327,782	1,558	0.96
Trading account liabilities	92,813	833	1.81	93,204	899	1.95
Long-term debt	256,768	3,000	2.34	272,088	3,508	2.59
Total interest-bearing liabilities (1)	1,355,841	5,778	0.86	1,413,915	6,713	0.96
Noninterest-bearing sources:
Noninterest-bearing deposits	379,300			356,790
Other liabilities	183,180			191,714
Shareholders’ equity	236,173			236,024
Total liabilities and shareholders’ equity	$2,154,494			$2,198,443
Net interest spread			2.04%			2.13%
Impact of noninterest-bearing sources			0.22			0.23
Net interest income/yield on earning assets		$20,512	2.26%		$21,646	2.36%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2014	2013
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	32	34
Negotiable CDs, public funds and other deposits	7	7
Banks located in non-U.S. countries	9	6
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	520	519
Long-term debt	(1,780)	(1,843)
Net hedge income on liabilities	$(1,213)	$(1,278)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	June 30, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$38,417	$301	$(15)	$38,703
Mortgage-backed securities:
Agency	161,636	1,571	(1,664)	161,543
Agency-collateralized mortgage obligations	12,370	132	(61)	12,441
Non-agency residential	4,818	272	(84)	5,006
Commercial	2,240	39	(1)	2,278
Non-U.S. securities	7,034	40	(5)	7,069
Corporate/Agency bonds	813	18	(3)	828
Other taxable securities, substantially all asset-backed securities	13,587	38	(10)	13,615
Total taxable securities	240,915	2,411	(1,843)	241,483
Tax-exempt securities	8,802	5	(18)	8,789
Total available-for-sale debt securities	249,717	2,416	(1,861)	250,272
Other debt securities carried at fair value	43,032	151	(594)	42,589
Total debt securities carried at fair value	292,749	2,567	(2,455)	292,861
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	60,022	247	(1,088)	59,181
Total debt securities	$352,771	$2,814	$(3,543)	$352,042
Available-for-sale marketable equity securities (1)	$276	$—	$(36)	$240

	March 31, 2014
Available-for-sale debt securities
U.S. Treasury and agency securities	$29,580	$108	$(121)	$29,567
Mortgage-backed securities:
Agency	169,216	830	(4,299)	165,747
Agency-collateralized mortgage obligations	18,464	217	(109)	18,572
Non-agency residential	5,111	244	(97)	5,258
Commercial	1,713	26	(5)	1,734
Non-U.S. securities	7,109	31	(18)	7,122
Corporate/Agency bonds	831	18	(4)	845
Other taxable securities, substantially all asset-backed securities	14,695	42	(15)	14,722
Total taxable securities	246,719	1,516	(4,668)	243,567
Tax-exempt securities	6,443	4	(33)	6,414
Total available-for-sale debt securities	253,162	1,520	(4,701)	249,981
Other debt securities carried at fair value	36,453	82	(940)	35,595
Total debt securities carried at fair value	289,615	1,602	(5,641)	285,576
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	55,120	50	(2,064)	53,106
Total debt securities	$344,735	$1,652	$(7,705)	$338,682
Available-for-sale marketable equity securities (1)	$236	$—	$(20)	$216

(1)	Classified in other assets on the Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	June 30 2014	March 31 2014
U.S. Treasury and agency securities	$4,242	$4,182
Mortgage-backed securities:
Agency	16,448	16,290
Agency-collateralized mortgage obligations	—	123
Non-agency residential	3,401	—
Commercial	793	770
Non-U.S. securities (1)	17,395	14,230
Other taxable securities, substantially all asset-backed securities	310	—
Total	$42,589	$35,595

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Second Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,226	$4,929	$697	$1,485	$2,239	$952	$(76)
Noninterest income	11,734	2,444	693	3,104	1,940	3,631	(78)
Total revenue, net of interest expense (FTE basis)	21,960	7,373	1,390	4,589	4,179	4,583	(154)
Provision for credit losses	411	534	(20)	(8)	132	19	(246)
Noninterest expense	18,541	4,000	5,902	3,447	1,899	2,862	431
Income (loss) before income taxes	3,008	2,839	(4,492)	1,150	2,148	1,702	(339)
Income tax expense (benefit) (FTE basis)	717	1,051	(1,690)	426	795	601	(466)
Net income (loss)	$2,291	$1,788	$(2,802)	$724	$1,353	$1,101	$127

Average
Total loans and leases	$912,580	$160,240	$88,257	$118,512	$271,417	$63,579	$210,575
Total assets (1)	2,169,555	607,853	109,588	268,294	390,997	617,103	175,720
Total deposits	1,128,563	543,566	n/m	240,042	258,937	n/m	35,851
Period end
Total loans and leases	$911,899	$161,142	$88,156	$120,187	$270,683	$66,260	$205,471
Total assets (1)	2,170,557	612,200	107,650	265,581	407,367	610,395	167,364
Total deposits	1,134,329	545,530	n/m	237,046	270,268	n/m	31,999

	First Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,286	$4,951	$701	$1,485	$2,302	$997	$(150)
Noninterest income	12,481	2,487	491	3,062	1,967	4,015	459
Total revenue, net of interest expense (FTE basis)	22,767	7,438	1,192	4,547	4,269	5,012	309
Provision for credit losses	1,009	812	25	23	265	19	(135)
Noninterest expense	22,238	3,963	8,129	3,359	2,028	3,077	1,682
Income (loss) before income taxes	(480)	2,663	(6,962)	1,165	1,976	1,916	(1,238)
Income tax expense (benefit) (FTE basis)	(204)	997	(1,935)	436	740	608	(1,050)
Net income (loss)	$(276)	$1,666	$(5,027)	$729	$1,236	$1,308	$(188)

Average
Total loans and leases	$919,482	$162,061	$88,914	$115,945	$271,475	$63,696	$217,391
Total assets (1)	2,139,266	595,486	110,564	273,080	393,075	601,439	165,622
Total deposits	1,118,178	534,557	n/m	242,792	256,433	n/m	34,381
Period end
Total loans and leases	$916,217	$160,127	$88,355	$116,482	$273,239	$64,598	$213,416
Total assets (1)	2,149,851	613,173	112,264	274,234	397,017	594,815	158,348
Total deposits	1,133,650	552,211	n/m	244,051	257,502	n/m	32,818

	Second Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$10,771	$5,034	$699	$1,505	$2,252	$1,009	$272
Noninterest income	12,178	2,400	1,416	2,994	1,886	3,185	297
Total revenue, net of interest expense (FTE basis)	22,949	7,434	2,115	4,499	4,138	4,194	569
Provision for credit losses	1,211	967	291	(15)	163	(16)	(179)
Noninterest expense	16,018	4,184	3,383	3,270	1,849	2,770	562
Income (loss) before income taxes	5,720	2,283	(1,559)	1,244	2,126	1,440	186
Income tax expense (benefit) (FTE basis)	1,708	892	(629)	485	829	478	(347)
Net income (loss)	$4,012	$1,391	$(930)	$759	$1,297	$962	$533

Average
Total loans and leases	$914,234	$163,593	$90,114	$109,589	$255,674	$56,354	$238,910
Total assets (1)	2,184,610	584,217	122,276	263,735	326,775	656,109	231,498
Total deposits	1,079,956	522,244	n/m	235,344	226,912	n/m	34,017
Period end
Total loans and leases	$921,570	$164,851	$89,257	$111,785	$258,503	$63,127	$234,047
Total assets (1)	2,123,320	587,655	124,032	263,867	334,167	608,760	204,839
Total deposits	1,080,783	525,085	n/m	235,012	228,934	n/m	34,858

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Six Months Ended June 30, 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$20,512	$9,880	$1,398	$2,970	$4,541	$1,949	$(226)
Noninterest income	24,215	4,931	1,184	6,166	3,907	7,646	381
Total revenue, net of interest expense (FTE basis)	44,727	14,811	2,582	9,136	8,448	9,595	155
Provision for credit losses	1,420	1,346	5	15	397	38	(381)
Noninterest expense	40,779	7,963	14,031	6,806	3,927	5,939	2,113
Income (loss) before income taxes	2,528	5,502	(11,454)	2,315	4,124	3,618	(1,577)
Income tax expense (benefit) (FTE basis)	513	2,048	(3,625)	862	1,535	1,209	(1,516)
Net income (loss)	$2,015	$3,454	$(7,829)	$1,453	$2,589	$2,409	$(61)

Average
Total loans and leases	$916,012	$161,145	$88,584	$117,235	$271,446	$63,637	$213,965
Total assets (1)	2,154,494	601,703	110,073	270,674	392,030	609,315	170,699
Total deposits	1,123,399	539,087	n/m	241,409	257,692	n/m	35,119
Period end
Total loans and leases	$911,899	$161,142	$88,156	$120,187	$270,683	$66,260	$205,471
Total assets (1)	2,170,557	612,200	107,650	265,581	407,367	610,395	167,364
Total deposits	1,134,329	545,530	n/m	237,046	270,268	n/m	31,999

	Six Months Ended June 30, 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Net interest income (FTE basis)	$21,646	$10,047	$1,442	$3,101	$4,411	$2,117	$528
Noninterest income	24,711	4,799	2,985	5,819	3,757	6,856	495
Total revenue, net of interest expense (FTE basis)	46,357	14,846	4,427	8,920	8,168	8,973	1,023
Provision for credit losses	2,924	1,919	626	7	312	(11)	71
Noninterest expense	35,518	8,349	8,788	6,523	3,685	5,843	2,330
Income (loss) before income taxes	7,915	4,578	(4,987)	2,390	4,171	3,141	(1,378)
Income tax expense (benefit) (FTE basis)	2,420	1,745	(1,901)	911	1,590	1,067	(992)
Net income (loss)	$5,495	$2,833	$(3,086)	$1,479	$2,581	$2,074	$(386)

Average
Total loans and leases	$910,269	$164,713	$91,531	$107,845	$249,903	$54,529	$241,748
Total assets (1)	2,198,443	574,452	125,291	272,966	322,036	663,021	240,677
Total deposits	1,077,631	512,424	n/m	244,329	224,132	n/m	34,883
Period end
Total loans and leases	$921,570	$164,851	$89,257	$111,785	$258,503	$63,127	$234,047
Total assets (1)	2,123,320	587,655	124,032	263,867	334,167	608,760	204,839
Total deposits	1,080,783	525,085	n/m	235,012	228,934	n/m	34,858

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)	$9,880	$10,047	$4,929	$4,951	$4,948	$5,056	$5,034
Noninterest income:
Card income	2,328	2,393	1,166	1,162	1,236	1,175	1,186
Service charges	2,136	2,048	1,091	1,045	1,097	1,063	1,035
All other income	467	358	187	280	217	230	179
Total noninterest income	4,931	4,799	2,444	2,487	2,550	2,468	2,400
Total revenue, net of interest expense (FTE basis)	14,811	14,846	7,373	7,438	7,498	7,524	7,434

Provision for credit losses	1,346	1,919	534	812	427	761	967

Noninterest expense	7,963	8,349	4,000	3,963	4,026	3,983	4,184
Income before income taxes	5,502	4,578	2,839	2,663	3,045	2,780	2,283
Income tax expense (FTE basis)	2,048	1,745	1,051	997	1,067	1,003	892
Net income	$3,454	$2,833	$1,788	$1,666	$1,978	$1,777	$1,391

Net interest yield (FTE basis)	3.56%	3.80%	3.50%	3.63%	3.58%	3.70%	3.72%
Return on average allocated capital (1)	23.63	19.08	24.33	22.92	26.18	23.53	18.62
Efficiency ratio (FTE basis)	53.76	56.23	54.24	53.29	53.69	52.93	56.29

Balance Sheet
Average
Total loans and leases	$161,145	$164,713	$160,240	$162,061	$163,157	$165,719	$163,593
Total earning assets (2)	559,636	533,098	565,738	553,466	548,272	542,642	542,814
Total assets (2)	601,703	574,452	607,853	595,486	590,131	583,910	584,217
Total deposits	539,087	512,424	543,566	534,557	528,791	522,007	522,244
Allocated capital (1)	29,500	30,000	29,500	29,500	30,000	30,000	30,000

Period end
Total loans and leases	$161,142	$164,851	$161,142	$160,127	$165,094	$167,257	$164,851
Total earning assets (2)	570,208	545,815	570,208	571,058	550,777	547,331	545,815
Total assets (2)	612,200	587,655	612,200	613,173	593,099	588,721	587,655
Total deposits	545,530	525,085	545,530	552,211	531,668	526,835	525,085

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30, 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$9,880	$5,144	$4,736
Noninterest income:
Card income	2,328	33	2,295
Service charges	2,136	2,135	1
All other income	467	248	219
Total noninterest income	4,931	2,416	2,515
Total revenue, net of interest expense (FTE basis)	14,811	7,560	7,251

Provision for credit losses	1,346	133	1,213

Noninterest expense	7,963	5,237	2,726
Income before income taxes	5,502	2,190	3,312
Income tax expense (FTE basis)	2,048	815	1,233
Net income	$3,454	$1,375	$2,079

Net interest yield (FTE basis)	3.56%	1.91%	6.85%
Return on average allocated capital (1)	23.63	16.81	32.29
Efficiency ratio (FTE basis)	53.76	69.26	37.60

Balance Sheet
Average
Total loans and leases	$161,145	$22,509	$138,636
Total earning assets (2)	559,636	543,882	139,350
Total assets (2)	601,703	576,632	148,667
Total deposits	539,087	538,337	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$161,142	$22,420	$138,722
Total earning assets (2)	570,208	550,546	139,162
Total assets (2)	612,200	582,935	148,765
Total deposits	545,530	544,689	n/m

	Six Months Ended June 30, 2013
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$10,047	$4,859	$5,188
Noninterest income:
Card income	2,393	30	2,363
Service charges	2,048	2,048	—
All other income	358	219	139
Total noninterest income	4,799	2,297	2,502
Total revenue, net of interest expense (FTE basis)	14,846	7,156	7,690

Provision for credit losses	1,919	98	1,821

Noninterest expense	8,349	5,626	2,723
Income before income taxes	4,578	1,432	3,146
Income tax expense (FTE basis)	1,745	546	1,199
Net income	$2,833	$886	$1,947

Net interest yield (FTE basis)	3.80%	1.90%	7.33%
Return on average allocated capital (1)	19.08	11.62	26.94
Efficiency ratio (FTE basis)	56.23	78.61	35.41

Balance Sheet
Average
Total loans and leases	$164,713	$22,525	$142,188
Total earning assets (2)	533,098	516,634	142,629
Total assets (2)	574,452	549,395	151,222
Total deposits	512,424	511,977	n/m
Allocated capital (1)	30,000	15,400	14,600

Period end
Total loans and leases	$164,851	$22,467	$142,384
Total earning assets (2)	545,815	528,881	142,824
Total assets (2)	587,655	561,767	151,778
Total deposits	525,085	523,928	n/m

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,929	$2,599	$2,330
Noninterest income:
Card income	1,166	17	1,149
Service charges	1,091	1,090	1
All other income	187	134	53
Total noninterest income	2,444	1,241	1,203
Total revenue, net of interest expense (FTE basis)	7,373	3,840	3,533

Provision for credit losses	534	53	481

Noninterest expense	4,000	2,607	1,393
Income before income taxes	2,839	1,180	1,659
Income tax expense (FTE basis)	1,051	437	614
Net income	$1,788	$743	$1,045

Net interest yield (FTE basis)	3.50%	1.90%	6.75%
Return on average allocated capital (1)	24.33	18.06	32.29
Efficiency ratio (FTE basis)	54.24	67.86	39.43

Balance Sheet
Average
Total loans and leases	$160,240	$22,482	$137,758
Total earning assets (2)	565,738	548,313	138,304
Total assets (2)	607,853	581,102	147,630
Total deposits	543,566	542,796	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$161,142	$22,420	$138,722
Total earning assets (2)	570,208	550,546	139,162
Total assets (2)	612,200	582,935	148,765
Total deposits	545,530	544,689	n/m

	First Quarter 2014
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$4,951	$2,545	$2,406
Noninterest income:
Card income	1,162	16	1,146
Service charges	1,045	1,045	—
All other income	280	114	166
Total noninterest income	2,487	1,175	1,312
Total revenue, net of interest expense (FTE basis)	7,438	3,720	3,718

Provision for credit losses	812	80	732

Noninterest expense	3,963	2,630	1,333
Income before income taxes	2,663	1,010	1,653
Income tax expense (FTE basis)	997	378	619
Net income	$1,666	$632	$1,034

Net interest yield (FTE basis)	3.63%	1.91%	6.95%
Return on average allocated capital (1)	22.92	15.54	32.29
Efficiency ratio (FTE basis)	53.29	70.71	35.86

Balance Sheet
Average
Total loans and leases	$162,061	$22,537	$139,524
Total earning assets (2)	553,466	539,399	140,407
Total assets (2)	595,486	572,111	149,715
Total deposits	534,557	533,827	n/m
Allocated capital (1)	29,500	16,500	13,000

Period end
Total loans and leases	$160,127	$22,515	$137,612
Total earning assets (2)	571,058	556,995	138,774
Total assets (2)	613,173	589,669	148,215
Total deposits	552,211	551,399	n/m

For footnotes see page 21.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Second Quarter 2013
	Total Consumer & Business Banking	Deposits	Consumer Lending
Net interest income (FTE basis)	$5,034	$2,472	$2,562
Noninterest income:
Card income	1,186	15	1,171
Service charges	1,035	1,035	—
All other income	179	117	62
Total noninterest income	2,400	1,167	1,233
Total revenue, net of interest expense (FTE basis)	7,434	3,639	3,795

Provision for credit losses	967	35	932

Noninterest expense	4,184	2,810	1,374
Income before income taxes	2,283	794	1,489
Income tax expense (FTE basis)	892	309	583
Net income	$1,391	$485	$906

Net interest yield (FTE basis)	3.72%	1.88%	7.26%
Return on average allocated capital (1)	18.62	12.63	24.93
Efficiency ratio (FTE basis)	56.29	77.23	36.20

Balance Sheet
Average
Total loans and leases	$163,593	$22,434	$141,159
Total earning assets (2)	542,814	526,459	141,599
Total assets (2)	584,217	559,221	150,240
Total deposits	522,244	521,782	n/m
Allocated capital (1)	30,000	15,400	14,600

Period end
Total loans and leases	$164,851	$22,467	$142,384
Total earning assets (2)	545,815	528,881	142,824
Total assets (2)	587,655	561,767	151,778
Total deposits	525,085	523,928	n/m

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Average deposit balances
Checking	$256,490	$233,414	$259,929	$253,013	$247,276	$240,474	$238,480
Savings	44,714	42,077	45,797	43,619	42,139	42,365	43,183
MMS	170,513	158,363	171,589	169,424	166,828	163,955	161,976
CDs and IRAs	64,032	74,140	62,808	65,270	68,192	70,888	74,064
Non-U.S. and other	3,338	4,430	3,443	3,231	4,356	4,325	4,541
Total average deposit balances	$539,087	$512,424	$543,566	$534,557	$528,791	$522,007	$522,244

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.04%	2.03%	2.02%	2.01%	2.01%	2.02%
Savings	2.30	2.20	2.31	2.29	2.23	2.21	2.20
MMS	1.14	1.05	1.15	1.13	1.11	1.08	1.05
CDs and IRAs	0.50	0.53	0.49	0.50	0.50	0.51	0.51
Non-U.S. and other	0.51	1.01	0.42	0.62	0.85	0.93	1.00
Total deposit spreads	1.58	1.51	1.59	1.56	1.54	1.52	1.51

Client brokerage assets	$105,926	$84,182	$105,926	$100,206	$96,048	$89,517	$84,182

Online banking active accounts (units in thousands)	30,429	29,867	30,429	30,470	29,950	30,197	29,867
Mobile banking active accounts (units in thousands)	15,475	13,214	15,475	14,986	14,395	13,967	13,214
Banking centers	5,023	5,328	5,023	5,095	5,151	5,243	5,328
ATMs	15,976	16,354	15,976	16,214	16,259	16,201	16,354

Total U.S. credit card (1)
Loans
Average credit card outstandings	$88,797	$90,712	$88,058	$89,545	$90,057	$90,005	$89,722
Ending credit card outstandings	89,020	90,523	89,020	87,692	92,338	90,280	90,523
Credit quality
Net charge-offs	$1,401	$1,864	$683	$718	$724	$788	$917
	3.18%	4.14%	3.11%	3.25%	3.19%	3.47%	4.10%
30+ delinquency	$1,698	$2,200	$1,698	$1,878	$2,074	$2,112	$2,200
	1.91%	2.43%	1.91%	2.14%	2.25%	2.34%	2.43%
90+ delinquency	$868	$1,167	$868	$966	$1,053	$1,049	$1,167
	0.98%	1.29%	0.98%	1.10%	1.14%	1.16%	1.29%
Other Total U.S. credit card indicators (1)
Gross interest yield	9.39%	9.87%	9.30%	9.48%	9.36%	9.82%	9.80%
Risk-adjusted margin	9.23	8.46	8.97	9.49	9.11	8.68	8.41
New accounts (in thousands)	2,155	1,863	1,128	1,027	999	1,048	957
Purchase volumes	$102,447	$98,577	$53,584	$48,863	$54,514	$52,823	$51,945

Debit card data
Purchase volumes	$135,382	$132,375	$69,492	$65,890	$68,000	$66,712	$67,740

(1)	In addition to the U.S. credit card portfolio in Consumer & Business Banking, the remaining U.S. credit card portfolio is in GWIM.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)	$1,398	$1,442	$697	$701	$716	$733	$699
Noninterest income:
Mortgage banking income	1,075	2,898	606	469	913	775	1,411
All other income	109	87	87	22	83	69	5
Total noninterest income	1,184	2,985	693	491	996	844	1,416
Total revenue, net of interest expense (FTE basis)	2,582	4,427	1,390	1,192	1,712	1,577	2,115

Provision for credit losses	5	626	(20)	25	(474)	(308)	291

Noninterest expense	14,031	8,788	5,902	8,129	3,788	3,414	3,383
Loss before income taxes	(11,454)	(4,987)	(4,492)	(6,962)	(1,602)	(1,529)	(1,559)
Income tax benefit (FTE basis)	(3,625)	(1,901)	(1,690)	(1,935)	(544)	(532)	(629)
Net loss	$(7,829)	$(3,086)	$(2,802)	$(5,027)	$(1,058)	$(997)	$(930)

Net interest yield (FTE basis)	3.01%	2.80%	2.98%	3.05%	2.89%	2.91%	2.75%

Balance Sheet
Average
Total loans and leases	$88,584	$91,531	$88,257	$88,914	$89,687	$88,406	$90,114
Total earning assets	93,545	103,890	93,797	93,290	98,220	99,759	102,086
Total assets	110,073	125,291	109,588	110,564	113,584	118,226	122,276
Allocated capital (1)	23,000	24,000	23,000	23,000	24,000	24,000	24,000

Period end
Total loans and leases	$88,156	$89,257	$88,156	$88,355	$89,753	$87,586	$89,257
Total earning assets	92,291	102,211	92,291	92,937	97,163	98,247	102,211
Total assets	107,650	124,032	107,650	112,264	113,386	115,424	124,032

Period end (in billions)
Mortgage serviced portfolio (2)	$760.0	$986.4	$760.0	$780.0	$810.0	$889.4	$986.4

(1)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Year-to-Date Results (1)
(Dollars in millions)
	Six Months Ended June 30, 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$1,398	$659	$739
Noninterest income:
Mortgage banking income	1,075	415	660
All other income	109	22	87
Total noninterest income	1,184	437	747
Total revenue, net of interest expense (FTE basis)	2,582	1,096	1,486

Provision for credit losses	5	32	(27)

Noninterest expense	14,031	1,375	12,656
Loss before income taxes	(11,454)	(311)	(11,143)
Income tax benefit (FTE basis)	(3,625)	(116)	(3,509)
Net loss	$(7,829)	$(195)	$(7,634)

Balance Sheet
Average
Total loans and leases	$88,584	$51,183	$37,401
Total earning assets	93,545	53,601	39,944
Total assets	110,073	53,565	56,508
Allocated capital (2)	23,000	6,000	17,000

Period end
Total loans and leases	$88,156	$52,172	$35,984
Total earning assets	92,291	55,058	37,233
Total assets	107,650	55,002	52,648

	Six Months Ended June 30, 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$1,442	$691	$751
Noninterest income:
Mortgage banking income	2,898	1,351	1,547
All other income (loss)	87	(58)	145
Total noninterest income	2,985	1,293	1,692
Total revenue, net of interest expense (FTE basis)	4,427	1,984	2,443

Provision for credit losses	626	156	470

Noninterest expense	8,788	1,684	7,104
Income (loss) before income taxes	(4,987)	144	(5,131)
Income tax expense (benefit) (FTE basis)	(1,901)	55	(1,956)
Net income (loss)	$(3,086)	$89	$(3,175)

Balance Sheet
Average
Total loans and leases	$91,531	$47,048	$44,483
Total earning assets	103,890	53,743	50,147
Total assets	125,291	54,252	71,039
Allocated capital (2)	24,000	6,000	18,000

Period end
Total loans and leases	$89,257	$46,891	$42,366
Total earning assets	102,211	53,571	48,640
Total assets	124,032	53,674	70,358

For footnotes see page 26.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Second Quarter 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$697	$335	$362
Noninterest income:
Mortgage banking income	606	237	369
All other income	87	18	69
Total noninterest income	693	255	438
Total revenue, net of interest expense (FTE basis)	1,390	590	800

Provision for credit losses	(20)	19	(39)

Noninterest expense	5,902	660	5,242
Loss before income taxes	(4,492)	(89)	(4,403)
Income tax benefit (FTE basis)	(1,690)	(33)	(1,657)
Net loss	$(2,802)	$(56)	$(2,746)

Balance Sheet
Average
Total loans and leases	$88,257	$51,553	$36,704
Total earning assets	93,797	53,934	39,863
Total assets	109,588	53,962	55,626
Allocated capital (2)	23,000	6,000	17,000

Period end
Total loans and leases	$88,156	$52,172	$35,984
Total earning assets	92,291	55,058	37,233
Total assets	107,650	55,002	52,648

	First Quarter 2014
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$701	$324	$377
Noninterest income:
Mortgage banking income	469	178	291
All other income	22	4	18
Total noninterest income	491	182	309
Total revenue, net of interest expense (FTE basis)	1,192	506	686

Provision for credit losses	25	13	12

Noninterest expense	8,129	715	7,414
Loss before income taxes	(6,962)	(222)	(6,740)
Income tax benefit (FTE basis)	(1,935)	(83)	(1,852)
Net loss	$(5,027)	$(139)	$(4,888)

Balance Sheet
Average
Total loans and leases	$88,914	$50,810	$38,104
Total earning assets	93,290	53,264	40,026
Total assets	110,564	53,164	57,400
Allocated capital (2)	23,000	6,000	17,000

Period end
Total loans and leases	$88,355	$50,954	$37,401
Total earning assets	92,937	53,796	39,141
Total assets	112,264	53,658	58,606

For footnotes see page 26.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Second Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$699	$344	$355
Noninterest income:
Mortgage banking income	1,411	654	757
All other income	5	5	—
Total noninterest income	1,416	659	757
Total revenue, net of interest expense (FTE basis)	2,115	1,003	1,112

Provision for credit losses	291	64	227

Noninterest expense	3,383	862	2,521
Income (loss) before income taxes	(1,559)	77	(1,636)
Income tax expense (benefit) (FTE basis)	(629)	30	(659)
Net income (loss)	$(930)	$47	$(977)

Balance Sheet
Average
Total loans and leases	$90,114	$46,870	$43,244
Total earning assets	102,086	53,739	48,347
Total assets	122,276	54,000	68,276
Allocated capital (2)	24,000	6,000	18,000

Period end
Total loans and leases	$89,257	$46,891	$42,366
Total earning assets	102,211	53,571	48,640
Total assets	124,032	53,674	70,358

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, together with any related assets or liabilities used as economic hedges, are included in Legacy Assets & Servicing.

(2)
Allocated capital is a non-GAAP financial measure. The Corporation believes the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30				Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013		Third Quarter 2013		Second Quarter 2013
	2014		2013
Mortgage servicing rights at fair value rollforward
Balance, beginning of period	$5,042		$5,716		$4,577		$5,042		$5,058		$5,827		$5,776
Net additions (sales)	62		(775)		32		30		(197)		(600)		(715)
Amortization of expected cash flows (1)	(419)		(574)		(209)		(210)		(229)		(240)		(260)
Other changes in mortgage servicing rights fair value (2)	(551)		1,460		(266)		(285)		410		71		1,026
Balance, end of period (3)	$4,134		$5,827		$4,134		$4,577		$5,042		$5,058		$5,827

Capitalized mortgage servicing rights (% of loans serviced for investors)	82	bps	77	bps	82	bps	87	bps	92	bps	82	bps	77	bps
Mortgage loans serviced for investors (in billions)	$505		$759		$505		$527		$550		$616		$759

Loan production
Total (4)
First mortgage	$19,949		$49,196		$11,099		$8,850		$11,624		$22,601		$25,276
Home equity	4,587		2,615		2,602		1,985		1,915		1,831		1,497
Consumer Real Estate Services
First mortgage	$15,163		$39,778		$8,461		$6,702		$9,303		$17,833		$20,509
Home equity	4,187		2,225		2,396		1,791		1,674		1,599		1,283

Mortgage banking income
Production income:
Core production revenue	$591		$1,675		$318		$273		$404		$465		$860
Representations and warranties provision	(265)		(447)		(87)		(178)		(70)		(323)		(197)
Total production income	326		1,228		231		95		334		142		663
Servicing income:
Servicing fees	990		1,701		476		514		629		700		785
Amortization of expected cash flows (1)	(419)		(574)		(209)		(210)		(229)		(240)		(260)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (5)	171		526		105		66		174		167		215
Other servicing-related revenue	7		17		3		4		5		6		8
Total net servicing income	749		1,670		375		374		579		633		748
Total Consumer Real Estate Services mortgage banking income	1,075		2,898		606		469		913		775		1,411
Other business segments' mortgage banking loss (6)	(136)		(457)		(79)		(57)		(65)		(190)		(233)
Total consolidated mortgage banking income	$939		$2,441		$527		$412		$848		$585		$1,178

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in OAS rate inputs and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	Does not include certain non-U.S. residential mortgage MSR balances, which are recorded in Global Markets.

(4)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(5)	Includes gains and losses on sales of mortgage servicing rights.

(6)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)	$2,970	$3,101	$1,485	$1,485	$1,485	$1,478	$1,505
Noninterest income:
Investment and brokerage services	5,246	4,772	2,642	2,604	2,524	2,413	2,441
All other income	920	1,047	462	458	470	499	553
Total noninterest income	6,166	5,819	3,104	3,062	2,994	2,912	2,994
Total revenue, net of interest expense (FTE basis)	9,136	8,920	4,589	4,547	4,479	4,390	4,499

Provision for credit losses	15	7	(8)	23	26	23	(15)

Noninterest expense	6,806	6,523	3,447	3,359	3,263	3,248	3,270
Income before income taxes	2,315	2,390	1,150	1,165	1,190	1,119	1,244
Income tax expense (FTE basis)	862	911	426	436	413	399	485
Net income	$1,453	$1,479	$724	$729	$777	$720	$759

Net interest yield (FTE basis)	2.38%	2.46%	2.38%	2.38%	2.37%	2.35%	2.47%
Return on average allocated capital (1)	24.53	30.00	24.33	24.74	30.99	28.71	30.59
Efficiency ratio (FTE basis)	74.50	73.12	75.11	73.88	72.85	73.98	72.70

Balance Sheet
Average
Total loans and leases	$117,235	$107,845	$118,512	$115,945	$115,546	$112,752	$109,589
Total earning assets (2)	251,705	254,155	249,892	253,537	248,156	249,203	244,860
Total assets (2)	270,674	272,966	268,294	273,080	268,683	268,611	263,735
Total deposits	241,409	244,329	240,042	242,792	240,395	239,663	235,344
Allocated capital (1)	12,000	10,000	12,000	12,000	10,000	10,000	10,000

Period end
Total loans and leases	$120,187	$111,785	$120,187	$116,482	$115,846	$114,175	$111,785
Total earning assets (2)	247,179	244,340	247,179	254,801	254,031	250,677	244,340
Total assets (2)	265,581	263,867	265,581	274,234	274,112	270,484	263,867
Total deposits	237,046	235,012	237,046	244,051	244,901	241,553	235,012

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Revenues
Merrill Lynch Global Wealth Management	$7,555	$7,422	$3,791	$3,764	$3,703	$3,646	$3,742
U.S. Trust	1,551	1,461	783	768	762	730	740
Other (1)	30	37	15	15	14	14	17
Total revenues	$9,136	$8,920	$4,589	$4,547	$4,479	$4,390	$4,499

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$2,017,051	$1,800,151	$2,017,051	$1,946,922	$1,916,803	$1,853,980	$1,800,151
U.S. Trust	380,281	351,119	380,281	378,177	376,487	362,791	351,119
Other (1)	70,836	63,781	70,836	70,720	73,148	66,665	63,781

Client Balances by Type
Assets under management	$878,741	$743,613	$878,741	$841,818	$821,449	$779,614	$743,613
Brokerage assets	1,091,558	992,664	1,091,558	1,054,052	1,045,122	1,013,688	992,664
Assets in custody	137,391	128,854	137,391	136,342	136,190	131,386	128,854
Deposits	237,046	235,012	237,046	244,051	244,901	241,553	235,012
Loans and leases (2)	123,432	114,908	123,432	119,556	118,776	117,195	114,908
Total client balances	$2,468,168	$2,215,051	$2,468,168	$2,395,819	$2,366,438	$2,283,436	$2,215,051

Assets Under Management Flows
Liquidity assets under management (3)	$(2,294)	$(2,922)	$135	$(2,429)	$6,492	$2,932	$(695)
Long-term assets under management (4)	29,252	28,053	11,870	17,382	9,425	10,341	7,692
Total assets under management flows	$26,958	$25,131	$12,005	$14,953	$15,917	$13,273	$6,997

Associates (5)
Number of Financial Advisors	15,561	15,759	15,561	15,323	15,317	15,624	15,759
Total Wealth Advisors	16,722	16,989	16,722	16,481	16,517	16,846	16,989
Total Client Facing Professionals	19,417	19,679	19,417	19,199	19,217	19,524	19,679

Merrill Lynch Global Wealth Management Metrics
Financial Advisor Productivity (6) (in thousands)	$1,058	$991	$1,060	$1,056	$1,039	$1,000	$1,012

U.S. Trust Metrics
Client Facing Professionals	2,110	2,074	2,110	2,117	2,091	2,080	2,074

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is primarily less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,716, 1,598, 1,545, 1,585 and 1,587 at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)	$4,541	$4,411	$2,239	$2,302	$2,301	$2,201	$2,252
Noninterest income:
Service charges	1,367	1,387	680	687	684	716	701
Investment banking income	1,656	1,582	834	822	958	693	792
All other income	884	788	426	458	360	398	393
Total noninterest income	3,907	3,757	1,940	1,967	2,002	1,807	1,886
Total revenue, net of interest expense (FTE basis)	8,448	8,168	4,179	4,269	4,303	4,008	4,138

Provision for credit losses	397	312	132	265	441	322	163

Noninterest expense	3,927	3,685	1,899	2,028	1,943	1,923	1,849
Income before income taxes	4,124	4,171	2,148	1,976	1,919	1,763	2,126
Income tax expense (FTE basis)	1,535	1,590	795	740	664	626	829
Net income	$2,589	$2,581	$1,353	$1,236	$1,255	$1,137	$1,297

Net interest yield (FTE basis)	2.63%	3.18%	2.58%	2.68%	2.71%	2.87%	3.17%
Return on average allocated capital (1)	16.85	22.64	17.51	16.18	21.66	19.63	22.62
Efficiency ratio (FTE basis)	46.48	45.13	45.44	47.50	45.16	47.94	44.71

Balance Sheet
Average
Total loans and leases	$271,446	$249,903	$271,417	$271,475	$268,864	$260,085	$255,674
Total earnings assets (2)	347,793	280,143	347,661	347,926	336,371	304,726	285,000
Total assets (2)	392,030	322,036	390,997	393,075	379,927	346,412	326,775
Total deposits	257,692	224,132	258,937	256,433	259,193	239,189	226,912
Allocated capital (1)	31,000	23,000	31,000	31,000	23,000	23,000	23,000

Period end
Total loans and leases	$270,683	$258,503	$270,683	$273,239	$269,469	$267,165	$258,503
Total earnings assets (2)	363,713	292,301	363,713	354,214	336,607	330,006	292,301
Total assets (2)	407,367	334,167	407,367	397,017	378,659	372,490	334,167
Total deposits	270,268	228,934	270,268	257,502	265,171	262,502	228,934

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Investment Banking fees (1)
Advisory (2)	$491	$473	$234	$257	$320	$226	$240
Debt issuance	835	833	388	447	443	343	405
Equity issuance	330	276	212	118	195	124	147
Total Investment Banking fees (3)	$1,656	$1,582	$834	$822	$958	$693	$792

Business Lending
Corporate	$1,724	$1,706	$820	$904	$817	$884	$855
Commercial	2,014	2,001	1,005	1,009	1,011	960	1,050
Total Business Lending revenue	$3,738	$3,707	$1,825	$1,913	$1,828	$1,844	$1,905

Global Transaction Services
Corporate	$1,506	$1,368	$766	$740	$734	$713	$702
Commercial	1,454	1,446	719	735	747	741	733
Total Global Transaction Services revenue	$2,960	$2,814	$1,485	$1,475	$1,481	$1,454	$1,435

Average deposit balances
Interest-bearing	$77,790	$68,584	$78,010	$77,568	$78,229	$73,011	$69,362
Noninterest-bearing	179,902	155,548	180,927	178,865	180,964	166,178	157,550
Total average deposits	$257,692	$224,132	$258,937	$256,433	$259,193	$239,189	$226,912

Loan spread	1.75%	1.87%	1.71%	1.80%	1.75%	1.78%	1.89%

Provision for credit losses	$397	$312	$132	$265	$441	$322	$163

Credit quality (4, 5)
Reservable utilized criticized exposure	$9,467	$10,632	$9,467	$9,512	$9,357	$10,111	$10,632
	3.20%	3.73%	3.20%	3.19%	3.17%	3.44%	3.73%

Nonperforming loans, leases and foreclosed properties	$717	$1,087	$717	$650	$639	$919	$1,087
	0.27%	0.43%	0.27%	0.24%	0.24%	0.35%	0.43%

Average loans and leases by product
U.S. commercial	$135,721	$126,324	$136,193	$135,245	$132,263	$128,601	$127,742
Commercial real estate	44,124	35,760	43,816	44,436	42,622	39,172	36,685
Commercial lease financing	25,295	24,536	25,165	25,427	25,115	24,846	24,584
Non-U.S. commercial	66,300	63,277	66,238	66,362	68,860	67,459	66,654
Other	6	6	5	5	4	7	9
Total average loans and leases	$271,446	$249,903	$271,417	$271,475	$268,864	$260,085	$255,674

Total Corporation Investment Banking fees
Advisory (2)	$551	$519	$265	$286	$353	$256	$262
Debt issuance	1,916	2,009	891	1,025	986	808	987
Equity issuance	827	679	514	313	464	329	356
Total investment banking fees including self-led	3,294	3,207	1,670	1,624	1,803	1,393	1,605
Self-led	(121)	(116)	(39)	(82)	(65)	(96)	(49)
Total Investment Banking fees	$3,173	$3,091	$1,631	$1,542	$1,738	$1,297	$1,556

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component in Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Six Months Ended June 30, 2014
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	3	6.6%	2	9.9%
Announced mergers and acquisitions	3	23.2	3	30.3
Equity capital markets	3	7.3	3	11.0
Debt capital markets	5	5.5	2	9.9
High-yield corporate debt	8	5.9	5	8.0
Leveraged loans	2	9.1	2	11.3
Mortgage-backed securities	9	6.5	9	7.1
Asset-backed securities	2	12.9	2	15.2
Convertible debt	4	8.6	4	11.9
Common stock underwriting	2	7.2	2	10.8
Investment-grade corporate debt	2	6.5	2	12.5
Syndicated loans	2	8.9	2	12.9
Source: Dealogic data as of July 1, 2014. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Syndicated loans
Asset-backed securities	Announced mergers and acquisitions
Common stock underwriting	Equity capital markets
Investment-grade corporate debt

U.S. top 3 rankings in:
Leveraged loans	Syndicated loans
Asset-backed securities	Announced mergers and acquisitions
Common stock underwriting	Equity capital markets
Investment-grade corporate debt	Debt capital markets

Top 3 rankings excluding self-led deals:

Global:	Leveraged loans, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions, Equity capital markets

U.S.:	Leveraged loans, Asset-backed securities, Common stock underwriting, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions, Equity capital markets, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Markets Segment Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)	$1,949	$2,117	$952	$997	$1,138	$969	$1,009
Noninterest income:
Investment and brokerage services	1,101	1,077	540	561	489	480	549
Investment banking fees	1,496	1,347	760	736	755	622	668
Trading account profits	4,135	4,738	1,768	2,367	795	1,201	1,848
All other income (loss)	914	(306)	563	351	21	(53)	120
Total noninterest income	7,646	6,856	3,631	4,015	2,060	2,250	3,185
Total revenue, net of interest expense (FTE basis) (2)	9,595	8,973	4,583	5,012	3,198	3,219	4,194

Provision for credit losses	38	(11)	19	19	104	47	(16)

Noninterest expense	5,939	5,843	2,862	3,077	3,275	2,881	2,770
Income (loss) before income taxes	3,618	3,141	1,702	1,916	(181)	291	1,440
Income tax expense (benefit) (FTE basis)	1,209	1,067	601	608	(133)	1,166	478
Net income (loss)	$2,409	$2,074	$1,101	$1,308	$(48)	$(875)	$962

Return on average allocated capital (3)	14.32%	13.97%	13.01%	15.64%	n/m	n/m	12.89%
Efficiency ratio (FTE basis)	61.90	65.12	62.45	61.39	102.40%	89.52%	66.05

Balance Sheet
Average
Total trading-related assets (4)	$448,596	$497,582	$459,938	$437,128	$438,909	$442,597	$490,972
Total loans and leases	63,637	54,529	63,579	63,696	66,496	64,491	56,354
Total earning assets (4)	467,594	504,450	478,192	456,879	458,955	458,626	499,338
Total assets	609,315	663,021	617,103	601,439	603,005	602,521	656,109
Allocated capital (3)	34,000	30,000	34,000	34,000	30,000	30,000	30,000

Period end
Total trading-related assets (4)	$443,386	$446,505	$443,386	$430,894	$411,080	$438,137	$446,505
Total loans and leases	66,260	63,127	66,260	64,598	67,381	68,662	63,127
Total earning assets (4)	465,383	465,153	465,383	455,103	432,807	464,600	465,153
Total assets	610,395	608,760	610,395	594,815	575,584	601,034	608,760

Trading-related assets (average)
Trading account securities	$201,996	$230,589	$200,725	$203,281	$209,734	$193,107	$225,796
Reverse repurchases	114,576	154,188	119,823	109,271	114,417	128,427	150,568
Securities borrowed	88,024	60,134	94,989	80,981	67,862	73,820	62,813
Derivative assets	44,000	52,671	44,401	43,595	46,896	47,243	51,795
Total trading-related assets (4)	$448,596	$497,582	$459,938	$437,128	$438,909	$442,597	$490,972

(1)
In 2014, the results for structured liabilities including debit valuation adjustment were moved into Global Markets from All Other to better align the performance and risk management of these instruments. As such, net debit valuation adjustment in Global Markets represents the combined total of net debit valuation adjustment on derivatives and structured liabilities. Prior periods have been reclassified to conform to current period presentation.

(2)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 34.

(3)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 48-51.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Sales and trading revenue (1)
Fixed income, currency and commodities	$5,452	$5,067	$2,426	$3,026	$1,540	$1,636	$2,216
Equities	2,230	2,433	1,045	1,185	815	918	1,280
Total sales and trading revenue	$7,682	$7,500	$3,471	$4,211	$2,355	$2,554	$3,496

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed income, currency and commodities	$5,316	$5,252	$2,370	$2,946	$2,076	$2,029	$2,253
Equities	2,185	2,344	1,032	1,153	897	969	1,194
Total sales and trading revenue, excluding net debit valuation adjustment	$7,501	$7,596	$3,402	$4,099	$2,973	$2,998	$3,447

Sales and trading revenue breakdown
Net interest income	$1,775	$1,944	$866	$909	$1,054	$892	$925
Commissions	1,101	1,077	540	561	489	480	549
Trading	4,135	4,738	1,768	2,367	795	1,201	1,848
Other	671	(259)	297	374	17	(19)	174
Total sales and trading revenue	$7,682	$7,500	$3,471	$4,211	$2,355	$2,554	$3,496

(1)
Includes Global Banking sales and trading revenue of $153 million and $210 million for the six months ended June 30, 2014 and 2013; $68 million and $84 million for the second and first quarters of 2014, and $66 million, $108 million and $143 million for the fourth, third and second quarters of 2013, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment gains (losses) which include net debit valuation adjustment on derivatives and structured liabilities. Sales and trading revenue excluding net debit valuation adjustment gains (losses) represents a non-GAAP financial measure.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Net interest income (FTE basis)	$(226)	$528	$(76)	$(150)	$411	$42	$272
Noninterest income:
Card income	174	166	88	86	83	79	81
Equity investment income	730	1,096	56	674	393	1,122	576
Gains on sales of debt securities	739	519	382	357	363	347	452
All other loss	(1,262)	(1,286)	(604)	(658)	(739)	(565)	(812)
Total noninterest income	381	495	(78)	459	100	983	297
Total revenue, net of interest expense (FTE basis)	155	1,023	(154)	309	511	1,025	569

Provision for credit losses	(381)	71	(246)	(135)	(188)	(549)	(179)

Noninterest expense	2,113	2,330	431	1,682	1,012	940	562
Income (loss) before income taxes	(1,577)	(1,378)	(339)	(1,238)	(313)	634	186
Income tax benefit (FTE basis)	(1,516)	(992)	(466)	(1,050)	(848)	(101)	(347)
Net income (loss)	$(61)	$(386)	$127	$(188)	$535	$735	$533

Balance Sheet
Average
Total loans and leases	$213,965	$241,748	$210,575	$217,391	$226,027	$232,525	$238,910
Total assets (2)	170,699	240,677	175,720	165,622	179,545	203,750	231,498
Total deposits	35,119	34,883	35,851	34,381	34,247	35,420	34,017

Period end
Total loans and leases	$205,471	$234,047	$205,471	$213,416	$220,690	$229,547	$234,047
Total assets (3)	167,364	204,839	167,364	158,348	167,433	178,500	204,839
Total deposits	31,999	34,858	31,999	32,818	27,851	30,909	34,858

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, the impact of certain allocation methodologies and accounting hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include Global Principal Investments which is comprised of a portfolio of equity, real estate and other alternative investments. These investments are made either directly in a company or held through a fund with related income recorded in equity investment income. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing. In 2014, the management of structured liabilities and the associated debit valuation adjustment (previously referred to as fair value adjustments on structured liabilities) were moved into Global Markets from All Other to better align the performance risk of these instruments. Prior periods have been reclassified to conform to current period presentation.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $589.2 billion and $525.3 billion for the six months ended June 30, 2014 and 2013; $593.1 billion, $585.3 billion, $564.1 billion, $540.5 billion and $524.5 billion for the second and first quarters of 2014, and the fourth, third and second quarters of 2013, respectively.

(3)
Includes elimination of segments' excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $608.8 billion, $609.2 billion, $569.9 billion, $557.5 billion and $529.0 billion at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Equity Investments Exposures
	June 30, 2014			March 31 2014
	Book Value	Unfunded Commitments	Total	Total
Equity Investments:
Global Principal Investments	$1,136	$54	$1,190	$1,370
Strategic and other investments	827	18	845	874
Total Equity Investments	$1,963	$72	$2,035	$2,244

Components of Equity Investment Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Global Principal Investments	$43	$156	$71	$(28)	$101	$122	$52
Strategic and other investments	687	940	(15)	702	292	1,000	524
Total equity investment income included in All Other	730	1,096	56	674	393	1,122	576
Total equity investment income included in the business segments	411	147	301	110	81	62	104
Total consolidated equity investment income	$1,141	$1,243	$357	$784	$474	$1,184	$680

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2014	March 31 2014	June 30 2013
Consumer
Residential mortgage (1)	$237,136	$242,977	$253,959
Home equity	89,499	91,476	100,011
U.S. credit card	89,020	87,692	90,523
Non-U.S. credit card	11,999	11,563	10,340
Direct/Indirect consumer (2)	82,586	81,552	83,358
Other consumer (3)	2,079	1,980	1,803
Total consumer loans excluding loans accounted for under the fair value option	512,319	517,240	539,994
Consumer loans accounted for under the fair value option (4)	2,154	2,149	1,052
Total consumer	514,473	519,389	541,046

Commercial
U.S. commercial (5)	231,622	228,795	219,367
Commercial real estate (6)	46,815	48,840	42,126
Commercial lease financing	24,565	24,649	23,912
Non-U.S. commercial	85,677	85,630	86,710
Total commercial loans excluding loans accounted for under the fair value option	388,679	387,914	372,115
Commercial loans accounted for under the fair value option (4)	8,747	8,914	8,409
Total commercial	397,426	396,828	380,524
Total loans and leases	$911,899	$916,217	$921,570

(1)
Includes pay option loans of $3.7 billion, $3.8 billion and $5.8 billion and non-U.S. residential mortgage loans of $3 million, $0 and $83 million at June 30, 2014, March 31, 2014 and June 30, 2013, respectively. The Corporation no longer originates pay option loans.

(2)
Includes dealer financial services loans of $37.7 billion, $38.0 billion and $36.8 billion, unsecured consumer lending loans of $2.0 billion, $2.3 billion and $3.6 billion, U.S. securities-based lending loans of $33.8 billion, $31.8 billion and $30.0 billion, non-U.S. consumer loans of $4.4 billion, $4.6 billion and $7.5 billion, student loans of $3.8 billion, $3.9 billion and $4.4 billion and other consumer loans of $937 million, $899 million and $1.1 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(3)
Includes consumer finance loans of $1.1 billion, $1.1 billion and $1.3 billion, consumer leases of $819 million, $701 million and $351 million, consumer overdrafts of $170 million, $137 million and $149 million and other non-U.S. consumer loans of $3 million, $5 million and $5 million at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $2.0 billion, $2.0 billion and $1.1 billion and home equity loans of $170 million, $152 million and $0 at June 30, 2014, March 31, 2014 and June 30, 2013, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $1.3 billion, $1.4 billion and $2.0 billion and non-U.S. commercial loans of $7.4 billion, $7.5 billion and $6.4 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(5)	Includes U.S. small business commercial loans, including card-related products, of $13.5 billion, $13.4 billion and $12.4 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(6)
Includes U.S. commercial real estate loans of $45.5 billion, $47.1 billion and $40.3 billion and non-U.S. commercial real estate loans of $1.3 billion, $1.7 billion and $1.8 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Second Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$243,405	$761	$5,935	$48,855	$—	$—	$187,854
Home equity	90,729	151	82,240	6,578	—	160	1,600
U.S. credit card	88,058	84,849	—	3,209	—	—	—
Non-U.S. credit card	11,759	—	—	—	—	—	11,759
Direct/Indirect consumer	82,102	40,026	47	37,348	—	12	4,669
Other consumer	2,012	890	—	9	5	—	1,108
Total consumer	518,065	126,677	88,222	95,999	5	172	206,990

Commercial
U.S. commercial	230,487	32,900	35	20,688	136,193	35,906	4,765
Commercial real estate	48,315	651	—	1,672	43,816	1,937	239
Commercial lease financing	24,409	—	—	4	25,165	743	(1,503)
Non-U.S. commercial	91,304	12	—	149	66,238	24,821	84
Total commercial	394,515	33,563	35	22,513	271,412	63,407	3,585
Total loans and leases	$912,580	$160,240	$88,257	$118,512	$271,417	$63,579	$210,575

	First Quarter 2014
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$247,556	$727	$4,602	$48,236	$—	$—	$193,991
Home equity	92,759	148	84,217	6,696	—	168	1,530
U.S. credit card	89,545	86,270	—	3,260	—	—	15
Non-U.S. credit card	11,554	—	—	—	—	—	11,554
Direct/Indirect consumer	81,728	40,758	47	35,800	1	45	5,077
Other consumer	1,962	790	—	5	4	—	1,163
Total consumer	525,104	128,693	88,866	93,997	5	213	213,330

Commercial
U.S. commercial	228,058	32,636	48	20,094	135,245	34,719	5,316
Commercial real estate	48,753	723	—	1,698	44,436	1,625	271
Commercial lease financing	24,727	—	—	4	25,427	836	(1,540)
Non-U.S. commercial	92,840	9	—	152	66,362	26,303	14
Total commercial	394,378	33,368	48	21,948	271,470	63,483	4,061
Total loans and leases	$919,482	$162,061	$88,914	$115,945	$271,475	$63,696	$217,391

	Second Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$257,275	$564	$2,254	$43,234	$—	$86	$211,137
Home equity	101,708	147	87,749	12,254	—	78	1,480
U.S. credit card	89,722	89,722	—	—	—	—	—
Non-U.S. credit card	10,613	—	—	—	—	—	10,613
Direct/Indirect consumer	82,485	40,187	50	33,390	—	24	8,834
Other consumer	1,756	420	—	7	9	—	1,320
Total consumer	543,559	131,040	90,053	88,885	9	188	233,384

Commercial
U.S. commercial	217,464	31,183	60	19,099	127,742	32,776	6,604
Commercial real estate	40,612	1,359	1	1,417	36,685	694	456
Commercial lease financing	23,579	—	—	4	24,584	618	(1,627)
Non-U.S. commercial	89,020	11	—	184	66,654	22,078	93
Total commercial	370,675	32,553	61	20,704	255,665	56,166	5,526
Total loans and leases	$914,234	$163,593	$90,114	$109,589	$255,674	$56,354	$238,910

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2014	March 31 2014	June 30 2013	June 30 2014	March 31 2014	June 30 2013
Diversified financials	$72,302	$69,137	$72,498	$120,705	$111,172	$108,601
Real estate (4)	52,982	55,613	49,564	74,535	77,337	70,162
Healthcare equipment and services	32,410	31,854	29,327	55,737	48,681	46,418
Retailing	33,941	33,836	31,051	54,983	53,902	51,906
Capital goods	28,921	28,012	26,737	53,444	52,356	50,699
Banking	42,543	42,296	47,724	51,100	49,821	56,195
Government and public education	40,174	40,435	39,260	47,613	48,175	47,871
Materials	23,292	23,163	22,831	42,809	42,291	43,369
Energy	20,744	19,835	21,052	40,826	39,846	41,133
Consumer services	21,414	21,147	21,721	34,391	34,010	34,743
Food, beverage and tobacco	15,357	15,359	14,704	31,792	31,379	31,488
Commercial services and supplies	19,259	19,448	18,932	31,013	31,529	30,478
Utilities	9,898	9,404	8,811	26,549	25,346	23,660
Transportation	16,227	15,351	15,492	23,787	22,425	22,716
Media	11,801	13,066	13,249	23,283	23,880	21,824
Individuals and trusts	15,790	15,159	14,367	19,811	18,743	18,081
Technology hardware and equipment	6,883	6,051	4,840	13,428	12,697	11,289
Software and services	6,296	6,667	6,389	13,360	13,933	13,417
Pharmaceuticals and biotechnology	4,534	6,052	4,243	13,221	13,111	11,473
Insurance, including monolines	4,827	5,473	5,880	11,075	11,744	12,315
Consumer durables and apparel	5,793	5,797	5,404	10,274	10,002	9,942
Telecommunication services	4,269	4,654	3,871	10,207	10,328	10,588
Automobiles and components	3,446	3,303	3,263	9,000	8,601	8,262
Food and staples retailing	4,079	4,083	4,363	7,831	7,779	7,848
Religious and social organizations	5,144	5,404	5,895	6,965	7,384	7,824
Other	5,544	5,167	5,678	8,686	8,097	8,550
Total commercial credit exposure by industry	$507,870	$505,766	$497,146	$836,425	$814,569	$800,852
Net credit default protection purchased on total commitments (5)				$(8,678)	$(8,341)	$(11,060)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $41.2 billion, $42.8 billion and $50.5 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $16.3 billion, $16.1 billion and $18.4 billion, which consists primarily of other marketable securities, at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit accounted for under the fair value option and are comprised of loans outstanding of $8.7 billion, $8.9 billion and $8.4 billion and issued letters of credit at notional value of $553 million, $576 million and $563 million at June 30, 2014, March 31, 2014 and June 30, 2013, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $9.5 billion, $11.3 billion and $15.3 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	June 30 2014	March 31 2014
Less than or equal to one year	40%	32%
Greater than one year and less than or equal to five years	58	64
Greater than five years	2	4
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	June 30, 2014		March 31, 2014
Ratings (2, 3)	Net Notional (4)	Percent of Total	Net Notional (4)	Percent of Total
AA	$(77)	0.9%	$(42)	0.5%
A	(1,890)	21.8	(2,173)	26.1
BBB	(4,885)	56.3	(4,379)	52.5
BB	(1,089)	12.5	(1,082)	13.0
B	(634)	7.3	(571)	6.8
CCC and below	(125)	1.4	(130)	1.6
NR (5)	22	(0.2)	36	(0.5)
Total net credit default protection	$(8,678)	100.0%	$(8,341)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	NR is comprised of index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30 2014	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30 2014 (5)	Increase (Decrease) from March 31 2014
United Kingdom	$24,394	$14,519	$5,603	$6,626	$51,142	$(3,945)	$47,197	$(105)
Canada	5,716	6,818	1,594	5,565	19,693	(1,580)	18,113	(1,175)
China	10,866	701	588	1,960	14,115	(335)	13,780	736
France	2,862	6,248	1,218	7,221	17,549	(4,265)	13,284	463
Germany	4,597	5,392	2,187	5,103	17,279	(4,030)	13,249	(364)
Brazil	8,809	620	274	2,865	12,568	(392)	12,176	(741)
India	6,016	488	279	3,995	10,778	(61)	10,717	317
Australia	3,648	3,215	453	2,377	9,693	(499)	9,194	892
Netherlands	3,090	3,665	529	1,798	9,082	(1,436)	7,646	(288)
South Korea	4,061	909	638	2,216	7,824	(543)	7,281	582
Hong Kong	5,359	345	107	914	6,725	(61)	6,664	(222)
Japan	4,143	477	677	1,990	7,287	(1,245)	6,042	1,791
Switzerland	2,474	2,937	757	565	6,733	(1,305)	5,428	70
Singapore	1,975	2,053	106	1,271	5,405	(77)	5,328	503
Italy	2,849	2,008	1,964	729	7,550	(3,349)	4,201	(290)
Taiwan	2,535	—	93	1,363	3,991	(4)	3,987	(217)
Russian Federation	5,367	90	201	30	5,688	(1,752)	3,936	(1,277)
Mexico	3,334	645	149	99	4,227	(400)	3,827	64
Spain	2,902	834	263	673	4,672	(1,017)	3,655	698
Turkey	1,939	97	13	169	2,218	(11)	2,207	(180)
Total top 20 non-U.S. countries exposure	$106,936	$52,061	$17,693	$47,529	$224,219	$(26,307)	$197,912	$1,257

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps and secured financing transactions. Derivative exposures are presented net of $33.7 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $103.1 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Select European Countries
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at June 30 2014	Hedges and Credit Default Protection (4)	Net Country Exposure at June 30 2014 (5)	Increase (Decrease) from March 31 2014
Greece
Sovereign	$—	$—	$—	$73	$73	$—	$73	$46
Financial institutions	—	—	4	22	26	(11)	15	30
Corporates	11	13	—	39	63	(28)	35	(78)
Total Greece	$11	$13	$4	$134	$162	$(39)	$123	$(2)
Ireland
Sovereign	$20	$—	$17	$—	$37	$(14)	$23	$(58)
Financial institutions	765	52	139	95	1,051	(17)	1,034	80
Corporates	411	522	72	51	1,056	(22)	1,034	190
Total Ireland	$1,196	$574	$228	$146	$2,144	$(53)	$2,091	$212
Italy
Sovereign	$18	$—	$1,619	$364	$2,001	$(1,639)	$362	$(650)
Financial institutions	1,498	3	216	54	1,771	(922)	849	198
Corporates	1,333	2,005	129	311	3,778	(788)	2,990	162
Total Italy	$2,849	$2,008	$1,964	$729	$7,550	$(3,349)	$4,201	$(290)
Portugal
Sovereign	$—	$—	$21	$45	$66	$(27)	$39	$(87)
Financial institutions	5	—	5	20	30	(7)	23	59
Corporates	27	28	—	79	134	(180)	(46)	(72)
Total Portugal	$32	$28	$26	$144	$230	$(214)	$16	$(100)
Spain
Sovereign	$36	$—	$68	$11	$115	$(90)	$25	$209
Financial institutions	1,124	—	136	136	1,396	(125)	1,271	267
Corporates	1,742	834	59	526	3,161	(802)	2,359	222
Total Spain	$2,902	$834	$263	$673	$4,672	$(1,017)	$3,655	$698
Total
Sovereign	$74	$—	$1,725	$493	$2,292	$(1,770)	$522	$(540)
Financial institutions	3,392	55	500	327	4,274	(1,082)	3,192	634
Corporates	3,524	3,402	260	1,006	8,192	(1,820)	6,372	424
Total select European exposure	$6,990	$3,457	$2,485	$1,826	$14,758	$(4,672)	$10,086	$518

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $1.7 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $7.2 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures of $3.8 billion and net credit default swaps purchased of $951 million, consisting of $663 million of net single-name credit default swaps purchased and $288 million of net indexed and tranched credit default swaps sold.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, includes $2.9 billion to hedge loans and securities, consisting of $1.5 billion in net single-name credit default swaps purchased and $1.4 billion in net indexed and tranched credit default swaps purchased, $1.8 billion in additional credit default protection purchased to hedge derivative assets and $131 million in other short exposures. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2014	March 31 2014	December 31 2013	September 30 2013	June 30 2013
Residential mortgage	$9,235	$11,611	$11,712	$13,328	$14,316
Home equity	4,181	4,185	4,075	4,176	4,151
Direct/Indirect consumer	29	32	35	59	72
Other consumer	15	16	18	18	1
Total consumer	13,460	15,844	15,840	17,581	18,540
U.S. commercial	849	841	819	1,059	1,279
Commercial real estate	252	300	322	488	627
Commercial lease financing	8	10	16	49	10
Non-U.S. commercial	7	18	64	86	80
	1,116	1,169	1,221	1,682	1,996
U.S. small business commercial	100	96	88	103	107
Total commercial	1,216	1,265	1,309	1,785	2,103
Total nonperforming loans and leases	14,676	17,109	17,149	19,366	20,643
Foreclosed properties (1)	624	623	623	662	637
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$15,300	$17,732	$17,772	$20,028	$21,280

Fully-insured home loans past due 30 days or more and still accruing	$17,347	$18,098	$20,681	$21,797	$24,072
Consumer credit card past due 30 days or more and still accruing	1,923	2,115	2,321	2,376	2,487
Other loans past due 30 days or more and still accruing	4,064	5,472	5,416	5,512	5,587
Total loans past due 30 days or more and still accruing (3, 5, 6)	$23,334	$25,685	$28,418	$29,685	$32,146

Fully-insured home loans past due 90 days or more and still accruing	$14,137	$15,125	$16,961	$17,960	$20,604
Consumer credit card past due 90 days or more and still accruing	990	1,090	1,184	1,191	1,325
Other loans past due 90 days or more and still accruing	523	649	614	723	662
Total loans past due 90 days or more and still accruing (3, 5, 6)	$15,650	$16,864	$18,759	$19,874	$22,591

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.71%	0.83%	0.85%	0.95%	1.01%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	1.70	1.96	1.93	2.17	2.33
Nonperforming loans and leases/Total loans and leases (7)	1.63	1.89	1.87	2.10	2.26

Commercial utilized reservable criticized exposure (8)	$12,430	$12,781	$12,861	$14,086	$14,928
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	2.92%	3.01%	3.02%	3.31%	3.62%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	3.15	3.21	3.08	3.48	3.64

(1)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $1.1 billion, $1.1 billion, $1.4 billion, $1.6 billion and $1.6 billion at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2014	March 31 2014	December 31 2013	September 30 2013	June 30 2013
Nonperforming loans held-for-sale	$598	$293	$672	$972	$891
Nonperforming loans accounted for under the fair value option	427	431	448	467	398
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	140	257	260	356	485

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $37 million, $80 million, $106 million, $301 million and $374 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $6 million, $8 million, $0 and $17 million at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively. At June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, there were $153 million, $129 million, $158 million, $153 million and $81 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $10.9 billion, $11.1 billion, $10.0 billion, $10.2 billion and $9.5 billion at June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$15,844	$15,840	$17,581	$18,540	$19,282
Additions to nonperforming loans and leases:
New nonperforming loans and leases	1,825	2,027	2,199	2,503	2,289
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(325)	(468)	(863)	(544)	(695)
Sales	(1,825)	—	(729)	(624)	(175)
Returns to performing status (2)	(939)	(800)	(1,112)	(1,079)	(1,139)
Charge-offs (3)	(640)	(583)	(752)	(758)	(932)
Transfers to foreclosed properties	(157)	(172)	(147)	(131)	(90)
Transfers to loans held-for-sale	(323)	—	(337)	(326)	—
Total net additions (reductions) to nonperforming loans and leases	(2,384)	4	(1,741)	(959)	(742)
Total nonperforming consumer loans and leases, end of period	13,460	15,844	15,840	17,581	18,540
Foreclosed properties	547	538	533	546	508
Nonperforming consumer loans, leases and foreclosed properties, end of period	$14,007	$16,382	$16,373	$18,127	$19,048

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$1,265	$1,309	$1,785	$2,103	$2,734
Additions to nonperforming loans and leases:
New nonperforming loans and leases	275	262	143	350	269
Advances	1	8	12	9	3
Reductions to nonperforming loans and leases:
Paydowns	(183)	(171)	(322)	(380)	(312)
Sales	(29)	(27)	(92)	(88)	(171)
Return to performing status (5)	(41)	(63)	(87)	(91)	(243)
Charge-offs	(71)	(50)	(98)	(104)	(170)
Transfers to foreclosed properties	(1)	(3)	(12)	(14)	(7)
Transfers to loans held-for-sale	—	—	(20)	—	—
Total net reductions to nonperforming loans and leases	(49)	(44)	(476)	(318)	(631)
Total nonperforming commercial loans and leases, end of period	1,216	1,265	1,309	1,785	2,103
Foreclosed properties	77	85	90	116	129
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,293	$1,350	$1,399	$1,901	$2,232

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 43.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Second Quarter 2014		First Quarter 2014		Fourth Quarter 2013		Third Quarter 2013		Second Quarter 2013
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage (3)	$(35)	(0.06)%	$127	0.21%	$209	0.33%	$221	0.35%	$271	0.43%
Home equity (3)	239	1.06	302	1.32	331	1.38	302	1.22	486	1.92
U.S. credit card	683	3.11	718	3.25	724	3.19	788	3.47	917	4.10
Non-U.S. credit card	47	1.59	76	2.66	94	3.34	89	3.32	104	3.93
Direct/Indirect consumer	33	0.16	58	0.29	73	0.35	62	0.30	86	0.42
Other consumer	47	9.26	58	12.07	66	13.58	65	13.75	51	11.57
Total consumer (3)	1,014	0.79	1,339	1.04	1,497	1.11	1,527	1.12	1,915	1.42
U.S. commercial (4)	6	0.01	5	0.01	(28)	(0.05)	68	0.13	43	0.09
Commercial real estate	(32)	(0.27)	(37)	(0.31)	1	—	11	0.11	44	0.43
Commercial lease financing	(5)	(0.07)	(2)	(0.04)	(2)	(0.03)	(8)	(0.13)	(5)	(0.08)
Non-U.S. commercial	12	0.06	19	0.09	46	0.20	(2)	(0.01)	16	0.08
	(19)	(0.02)	(15)	(0.02)	17	0.02	69	0.08	98	0.11
U.S. small business commercial	78	2.34	64	1.95	68	2.07	91	2.86	98	3.15
Total commercial	59	0.06	49	0.05	85	0.09	160	0.17	196	0.22
Total net charge-offs (3)	$1,073	0.48	$1,388	0.62	$1,582	0.68	$1,687	0.73	$2,111	0.94

By Business Segment
Consumer & Business Banking	$844	2.11%	$881	2.20%	$922	2.24%	$1,027	2.46%	$1,158	2.84%
Consumer Real Estate Services	235	1.08	294	1.36	323	1.45	281	1.28	465	2.09
Global Wealth & Investment Management	4	0.01	25	0.09	35	0.12	26	0.09	51	0.19
Global Banking	(24)	(0.04)	(17)	(0.03)	7	0.01	35	0.05	78	0.12
Global Markets	3	0.02	(1)	(0.01)	1	0.01	—	—	(1)	—
All Other	11	0.02	206	0.39	294	0.52	318	0.54	360	0.60
Total net charge-offs	$1,073	0.48	$1,388	0.62	$1,582	0.68	$1,687	0.73	$2,111	0.94

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.49, 0.64, 0.70, 0.75 and 0.97 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $160 million, $391 million, $741 million, $443 million and $313 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.55, 0.79, 1.00, 0.92 and 1.07 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

(3)
Includes the impact of a clarification of regulatory guidance on accounting for troubled debt restructurings of $56 million for residential mortgage loans and $88 million for home equity loans for the three months ended December 31, 2013. Excluding this impact, annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.24 for residential mortgage loans, 1.01 for home equity loans, 1.01 for total consumer loans and 0.62 for total net charge-offs for the three months ended December 31, 2013.

(4)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
3.00%
2.00%
1.00%
0.00%
$(900)
$(1,391)
$(1,246)
$(379)
$(662)
0.94%
0.73%
0.68%
0.62%
0.48%
$2,111
$1,687
$1,582
$1,388
$1,073
2Q13
3Q13
4Q13
1Q14
2Q14
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Six Months Ended June 30
	2014		2013
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$92	0.08%	$654	0.51%
Home equity	541	1.19	1,170	2.27
U.S. credit card	1,401	3.18	1,864	4.14
Non-U.S. credit card	123	2.12	216	4.03
Direct/Indirect consumer	91	0.22	210	0.51
Other consumer	105	10.64	103	12.15
Total consumer	2,353	0.91	4,217	1.56
U.S. commercial (3)	11	0.01	88	0.09
Commercial real estate	(69)	(0.29)	137	0.69
Commercial lease financing	(7)	(0.05)	(15)	(0.13)
Non-U.S. commercial	31	0.07	1	—
	(34)	(0.02)	211	0.12
U.S. small business commercial	142	2.14	200	3.24
Total commercial	108	0.06	411	0.23
Total net charge-offs	$2,461	0.55	$4,628	1.04

By Business Segment
Consumer & Business Banking	$1,725	2.16%	$2,399	2.94%
Consumer Real Estate Services	529	1.22	1,125	2.51
Global Wealth & Investment Management	29	0.05	112	0.21
Global Banking	(41)	(0.03)	146	0.12
Global Markets	2	0.01	1	—
All Other	217	0.21	845	0.71
Total net charge-offs	$2,461	0.55	$4,628	1.04

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.56 and 1.07 for the six months ended June 30, 2014 and 2013.

(2)
Excludes write-offs of purchased credit-impaired loans of $551 million and $1.2 billion for the six months ended June 30, 2014 and 2013. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.67 and 1.29 for the six months ended June 30, 2014 and 2013.

(3)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2014			March 31, 2014			June 30, 2013
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$3,214	20.33%	1.36%	$3,502	21.07%	1.44%	$6,071	28.59%	2.39%
Home equity	3,694	23.36	4.13	4,054	24.40	4.43	6,325	29.79	6.32
U.S. credit card	3,524	22.29	3.96	3,857	23.21	4.40	4,468	21.04	4.94
Non-U.S. credit card	424	2.68	3.53	432	2.60	3.74	498	2.34	4.82
Direct/Indirect consumer	371	2.35	0.45	389	2.34	0.48	603	2.84	0.72
Other consumer	98	0.62	4.71	97	0.58	4.86	102	0.48	5.68
Total consumer	11,325	71.63	2.21	12,331	74.20	2.38	18,067	85.08	3.35
U.S. commercial (2)	2,712	17.15	1.17	2,563	15.43	1.12	1,874	8.83	0.85
Commercial real estate	963	6.09	2.06	972	5.85	1.99	801	3.77	1.90
Commercial lease financing	137	0.87	0.56	122	0.73	0.50	87	0.41	0.37
Non-U.S. commercial	674	4.26	0.79	630	3.79	0.74	406	1.91	0.47
Total commercial (3)	4,486	28.37	1.15	4,287	25.80	1.11	3,168	14.92	0.85
Allowance for loan and lease losses	15,811	100.00%	1.75	16,618	100.00%	1.84	21,235	100.00%	2.33
Reserve for unfunded lending commitments	503			509			474
Allowance for credit losses	$16,314			$17,127			$21,709

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		1.75%			1.84%			2.33%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		1.59			1.65			1.96
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		108			97			103
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		95			85			84
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		3.67			2.95			2.51
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		3.25			2.58			2.04
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		3.20			2.30			2.18

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $2.0 billion, $2.0 billion and $1.1 billion and home equity loans of $170 million, $152 million and $0 at June 30, 2014, March 31, 2014 and June 30, 2013, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $1.3 billion, $1.4 billion and $2.0 billion and non-U.S. commercial loans of $7.4 billion, $7.5 billion and $6.4 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(2)	Includes allowance for loan and lease losses for U.S. small business commercial loans of $511 million, $462 million and $584 million at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $278 million, $277 million and $328 million at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(4)	Total loans and leases do not include loans accounted for under the fair value option of $10.9 billion, $11.1 billion and $9.5 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $1.8 billion, $2.1 billion and $3.9 billion at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(6)
Allowance for loan and lease losses includes $6.5 billion, $7.1 billion and $9.9 billion allocated to products (primarily the Consumer Lending portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2014, March 31, 2014 and June 30, 2013, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 64 percent, 55 percent and 55 percent at June 30, 2014, March 31, 2014 and June 30, 2013, respectively.

(7)
Net charge-offs exclude $160 million, $391 million and $313 million of write-offs in the purchased credit-impaired loan portfolio at June 30, 2014, March 31, 2014 and June 30, 2013. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average total shareholders' equity. The tangible equity ratio represents adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.

In addition, the Corporation evaluates its business segment results based on measures that utilize average allocated capital. The Corporation allocates capital to its business segments using a methodology that considers the effect of regulatory capital requirements in addition to internal risk-based capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Allocated capital and the related return both represent non-GAAP financial measures. Allocated capital is reviewed periodically and refinements are made based on multiple considerations that include, but are not limited to, business segment exposures and risk profile, regulatory constraints and strategic plans. As part of this process, in the first quarter of 2014, the Corporation adjusted the amount of capital being allocated to its business segments. This change resulted in a reduction of the unallocated capital, which is reflected in All Other, and an aggregate increase to the amount of capital being allocated to the business segments. Prior periods were not restated.

See the tables below and on pages 49-51 for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the six months ended June 30, 2014 and 2013, and the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis
Net interest income	$20,098	$21,213	$10,013	$10,085	$10,786	$10,266	$10,549
Fully taxable-equivalent adjustment	414	433	213	201	213	213	222
Net interest income on a fully taxable-equivalent basis	$20,512	$21,646	$10,226	$10,286	$10,999	$10,479	$10,771

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis
Total revenue, net of interest expense	$44,313	$45,924	$21,747	$22,566	$21,488	$21,530	$22,727
Fully taxable-equivalent adjustment	414	433	213	201	213	213	222
Total revenue, net of interest expense on a fully taxable-equivalent basis	$44,727	$46,357	$21,960	$22,767	$21,701	$21,743	$22,949

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis
Income tax expense (benefit)	$99	$1,987	$504	$(405)	$406	$2,348	$1,486
Fully taxable-equivalent adjustment	414	433	213	201	213	213	222
Income tax expense (benefit) on a fully taxable-equivalent basis	$513	$2,420	$717	$(204)	$619	$2,561	$1,708

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Common shareholders' equity	$222,705	$218,509	$222,215	$223,201	$220,088	$216,766	$218,790
Goodwill	(69,832)	(69,937)	(69,822)	(69,842)	(69,864)	(69,903)	(69,930)
Intangible assets (excluding mortgage servicing rights)	(5,354)	(6,409)	(5,235)	(5,474)	(5,725)	(5,993)	(6,270)
Related deferred tax liabilities	2,132	2,393	2,100	2,165	2,231	2,296	2,360
Tangible common shareholders' equity	$149,651	$144,556	$149,258	$150,050	$146,730	$143,166	$144,950

Reconciliation of average shareholders' equity to average tangible shareholders' equity
Shareholders' equity	$236,173	$236,024	$235,797	$236,553	$233,415	$230,392	$235,063
Goodwill	(69,832)	(69,937)	(69,822)	(69,842)	(69,864)	(69,903)	(69,930)
Intangible assets (excluding mortgage servicing rights)	(5,354)	(6,409)	(5,235)	(5,474)	(5,725)	(5,993)	(6,270)
Related deferred tax liabilities	2,132	2,393	2,100	2,165	2,231	2,296	2,360
Tangible shareholders' equity	$163,119	$162,071	$162,840	$163,402	$160,057	$156,792	$161,223

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity
Common shareholders' equity	$222,565	$216,791	$222,565	$218,536	$219,333	$218,967	$216,791
Goodwill	(69,810)	(69,930)	(69,810)	(69,842)	(69,844)	(69,891)	(69,930)
Intangible assets (excluding mortgage servicing rights)	(5,099)	(6,104)	(5,099)	(5,337)	(5,574)	(5,843)	(6,104)
Related deferred tax liabilities	2,078	2,297	2,078	2,100	2,166	2,231	2,297
Tangible common shareholders' equity	$149,734	$143,054	$149,734	$145,457	$146,081	$145,464	$143,054

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity
Shareholders' equity	$237,411	$231,032	$237,411	$231,888	$232,685	$232,282	$231,032
Goodwill	(69,810)	(69,930)	(69,810)	(69,842)	(69,844)	(69,891)	(69,930)
Intangible assets (excluding mortgage servicing rights)	(5,099)	(6,104)	(5,099)	(5,337)	(5,574)	(5,843)	(6,104)
Related deferred tax liabilities	2,078	2,297	2,078	2,100	2,166	2,231	2,297
Tangible shareholders' equity	$164,580	$157,295	$164,580	$158,809	$159,433	$158,779	$157,295

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,170,557	$2,123,320	$2,170,557	$2,149,851	$2,102,273	$2,126,653	$2,123,320
Goodwill	(69,810)	(69,930)	(69,810)	(69,842)	(69,844)	(69,891)	(69,930)
Intangible assets (excluding mortgage servicing rights)	(5,099)	(6,104)	(5,099)	(5,337)	(5,574)	(5,843)	(6,104)
Related deferred tax liabilities	2,078	2,297	2,078	2,100	2,166	2,231	2,297
Tangible assets	$2,097,726	$2,049,583	$2,097,726	$2,076,772	$2,029,021	$2,053,150	$2,049,583

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Fourth Quarter 2013	Third Quarter 2013	Second Quarter 2013
	2014	2013
Reconciliation of return on average allocated capital (1)

Consumer & Business Banking
Reported net income	$3,454	$2,833	$1,788	$1,666	$1,978	$1,777	$1,391
Adjustment related to intangibles (2)	2	4	1	1	1	2	2
Adjusted net income	$3,456	$2,837	$1,789	$1,667	$1,979	$1,779	$1,393

Average allocated equity (3)	$61,468	$62,063	$61,460	$61,475	$61,999	$62,025	$62,050
Adjustment related to goodwill and a percentage of intangibles	(31,968)	(32,063)	(31,960)	(31,975)	(31,999)	(32,025)	(32,050)
Average allocated capital	$29,500	$30,000	$29,500	$29,500	$30,000	$30,000	$30,000

Global Wealth & Investment Management
Reported net income	$1,453	$1,479	$724	$729	$777	$720	$759
Adjustment related to intangibles (2)	7	9	4	3	4	4	4
Adjusted net income	$1,460	$1,488	$728	$732	$781	$724	$763

Average allocated equity (3)	$22,233	$20,311	$22,222	$22,243	$20,265	$20,283	$20,300
Adjustment related to goodwill and a percentage of intangibles	(10,233)	(10,311)	(10,222)	(10,243)	(10,265)	(10,283)	(10,300)
Average allocated capital	$12,000	$10,000	$12,000	$12,000	$10,000	$10,000	$10,000

Global Banking
Reported net income	$2,589	$2,581	$1,353	$1,236	$1,255	$1,137	$1,297
Adjustment related to intangibles (2)	1	1	1	—	1	1	1
Adjusted net income	$2,590	$2,582	$1,354	$1,236	$1,256	$1,138	$1,298

Average allocated equity (3)	$53,406	$45,411	$53,405	$53,407	$45,410	$45,413	$45,416
Adjustment related to goodwill and a percentage of intangibles	(22,406)	(22,411)	(22,405)	(22,407)	(22,410)	(22,413)	(22,416)
Average allocated capital	$31,000	$23,000	$31,000	$31,000	$23,000	$23,000	$23,000

Global Markets
Reported net income (loss)	$2,409	$2,074	$1,101	$1,308	$(48)	$(875)	$962
Adjustment related to intangibles (2)	5	4	3	2	3	2	2
Adjusted net income (loss)	$2,414	$2,078	$1,104	$1,310	$(45)	$(873)	$964

Average allocated equity (3)	$39,374	$35,364	$39,373	$39,375	$35,379	$35,369	$35,357
Adjustment related to goodwill and a percentage of intangibles	(5,374)	(5,364)	(5,373)	(5,375)	(5,379)	(5,369)	(5,357)
Average allocated capital	$34,000	$30,000	$34,000	$34,000	$30,000	$30,000	$30,000

For footnotes see page 51.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2014	First Quarter 2014	Second Quarter 2013
	2014	2013
Consumer & Business Banking

Deposits
Reported net income	$1,375	$886	$743	$632	$485
Adjustment related to intangibles (2)	—	—	—	—	—
Adjusted net income	$1,375	$886	$743	$632	$485

Average allocated equity (3)	$36,484	$35,397	$36,486	$36,482	$35,395
Adjustment related to goodwill and a percentage of intangibles	(19,984)	(19,997)	(19,986)	(19,982)	(19,995)
Average allocated capital	$16,500	$15,400	$16,500	$16,500	$15,400

Consumer Lending
Reported net income	$2,079	$1,947	$1,045	$1,034	$906
Adjustment related to intangibles (2)	2	4	1	1	2
Adjusted net income	$2,081	$1,951	$1,046	$1,035	$908

Average allocated equity (3)	$24,984	$26,666	$24,975	$24,993	$26,655
Adjustment related to goodwill and a percentage of intangibles	(11,984)	(12,066)	(11,975)	(11,993)	(12,055)
Average allocated capital	$13,000	$14,600	$13,000	$13,000	$14,600

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)	Average allocated equity is comprised of average allocated capital plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	51